Lord Abbett Securities Trust

PROSPECTUS

MARCH 1, 2016,
AS REVISED JUNE 24, 2016

LORD ABBETT ALPHA STRATEGY FUND	CLASS	TICKER	CLASS	TICKER
	A	ALFAX	R2	ALFQX
	B	ALFBX	R3	ALFRX
	C	ALFCX	R4	ALFKX
	F	ALFFX	R5	ALFTX
	I	ALFYX	R6	ALFVX
	P	N/A
LORD ABBETT FUNDAMENTAL EQUITY FUND	CLASS	TICKER	CLASS	TICKER
	A	LDFVX	R2	LAVQX
	B	GILBX	R3	LAVRX
	C	GILAX	R4	LAVSX
	F	LAVFX	R5	LAVTX
	I	LAVYX	R6	LAVVX
	P	LAVPX
LORD ABBETT GROWTH LEADERS FUND	CLASS	TICKER	CLASS	TICKER
	A	LGLAX	R2	LGLQX
	B	GLABX	R3	LGLRX
	C	LGLCX	R4	LGLSX
	F	LGLFX	R5	LGLUX
	I	LGLIX	R6	LGLVX
LORD ABBETT INTERNATIONAL CORE EQUITY FUND	CLASS	TICKER	CLASS	TICKER
	A	LICAX	R2	LICQX
	B	LICBX	R3	LICRX
	C	LICCX	R4	LICSX
	F	LICFX	R5	LICTX
	I	LICYX	R6	LICVX
	P	LICPX
LORD ABBETT INTERNATIONAL DIVIDEND INCOME FUND	CLASS	TICKER	CLASS	TICKER
	A	LIDAX	R2	LIDRX
	B	N/A	R3	LIRRX
	C	LIDCX	R4	LIRSX
	F	LIDFX	R5	LIRTX
	I	LAIDX	R6	LIRVX
LORD ABBETT INTERNATIONAL OPPORTUNITIES FUND	CLASS	TICKER	CLASS	TICKER
	A	LAIEX	R2	LINQX
	B	LINBX	R3	LINRX
	C	LINCX	R4	LINSX
	F	LINFX	R5	LINTX
	I	LINYX	R6	LINVX
	P	LINPX
LORD ABBETT MICRO CAP GROWTH FUND	CLASS	TICKER	CLASS	TICKER
	A	N/A	I	LMIYX
LORD ABBETT MICRO CAP VALUE FUND	CLASS	TICKER	CLASS	TICKER
	A	N/A	I	LMVYX
LORD ABBETT VALUE OPPORTUNITIES FUND	CLASS	TICKER	CLASS	TICKER
	A	LVOAX	R2	LVOQX
	B	LVOBX	R3	LVORX
	C	LVOCX	R4	LVOSX
	F	LVOFX	R5	LVOTX
	I	LVOYX	R6	LVOVX
	P	LVOPX

The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

APPENDIX
	Appendix A: Underlying Funds of Alpha Strategy Fund	A-1

ALPHA STRATEGY FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 152 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%	0.10%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.09%

Acquired Fund Fees and Expenses	1.09%	1.09%	1.09%	1.09%	1.09%	1.09%	1.09%	1.09%	1.09%	1.09%	1.09%

Total Annual Fund Operating Expenses	1.66%	2.41%	2.41%	1.51%	1.41%	1.86%	2.01%	1.91%	1.66%	1.41%	1.28%

Management Fee Waiver(3)	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%	(0.05)%

Total Annual Fund Operating Expenses After Management Fee Waiver(3)	1.61%	2.36%	2.36%	1.46%	1.36%	1.81%	1.96%	1.86%	1.61%	1.36%	1.23%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)

For the period from March 1, 2016 through February 28, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees at an annual rate of 0.05%. This agreement may be terminated only by the Fund’s Board of Trustees.

PROSPECTUS – ALPHA STRATEGY FUND

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$729	$1,064	$1,421	$2,423	$729	$1,064	$1,421	$2,423

Class B Shares	$739	$1,047	$1,481	$2,557	$239	$747	$1,281	$2,557

Class C Shares	$339	$747	$1,281	$2,743	$239	$747	$1,281	$2,743

Class F Shares	$149	$472	$819	$1,797	$149	$472	$819	$1,797

Class I Shares	$138	$441	$766	$1,687	$138	$441	$766	$1,687

Class P Shares	$184	$580	$1,001	$2,176	$184	$580	$1,001	$2,176

Class R2 Shares	$199	$626	$1,078	$2,334	$199	$626	$1,078	$2,334

Class R3 Shares	$189	$595	$1,027	$2,229	$189	$595	$1,027	$2,229

Class R4 Shares	$164	$519	$897	$1,961	$164	$519	$897	$1,961

Class R5 Shares	$138	$441	$766	$1,687	$138	$441	$766	$1,687

Class R6 Shares	$125	$401	$697	$1,541	$125	$401	$697	$1,541

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 8.24% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is a “fund of funds” that invests principally in affiliated mutual funds managed by Lord, Abbett & Co. LLC (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests principally in the equity securities of U.S. and foreign micro-cap, small, and mid-sized companies. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Through the underlying funds, the Fund’s assets are allocated primarily to the following types of investments:

PROSPECTUS – ALPHA STRATEGY FUND

•

Equity securities of micro-cap, small, and mid-sized companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. To the extent the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets under normal conditions. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds.

PROSPECTUS – ALPHA STRATEGY FUND

The portfolio management team allocates the Fund’s assets among underlying funds that invest in equity securities across micro, small and mid-sized market capitalization ranges and all investment styles, and that invest in select non-U.S. companies. The portfolio management team generally employs a bottom-up investment approach emphasizing long term value.

The Fund generally will sell and reallocate its investments away from particular underlying funds when the Fund believes such a fund is less likely to benefit from the current market and economic environment, has a portfolio that shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund also are the principal risks of investing in the underlying funds. These risks, which could adversely affect the Fund’s performance, include:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. Lord, Abbett & Co. LLC is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses as well as their proportionate share of the Fund’s fees and expenses.

PROSPECTUS – ALPHA STRATEGY FUND

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds fail to produce the intended results, the Fund and/or the underlying funds may not achieve their respective objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If an underlying fund overweights a single industry or sector relative to its benchmark index, the underlying fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Micro-Cap, Small, and Mid-Sized Company Risk: The equity securities of micro-cap, small, and mid-sized companies typically involve greater investment risks than larger, more established companies. As compared to larger companies, micro-cap, small, and mid-sized companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in markets that have not yet been established. Accordingly, micro-cap, small, and mid-sized company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Micro-cap, small, and mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of micro-cap, small, and

PROSPECTUS – ALPHA STRATEGY FUND

mid-sized companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

•

Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the

PROSPECTUS – ALPHA STRATEGY FUND

case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, investments in many types of derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio. Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s or an underlying fund’s losses. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PROSPECTUS – ALPHA STRATEGY FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class P shares because the Fund has not issued Class P shares. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +25.22%	Worst Quarter 4th Q ’08 -25.10%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through

PROSPECTUS – ALPHA STRATEGY FUND

tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-6.76%	7.57%	7.69%	–

After Taxes on Distributions	-9.79%	5.67%	6.28%	–

After Taxes on Distributions and Sale of Fund Shares	-1.32%	5.83%	6.04%	–

Class B Shares	-5.98%	7.75%	7.74%	–

Class C Shares	-2.64%	8.05%	7.59%	–

Class F Shares	-0.90%	9.02%	–	5.89%	9/28/2007

Class I Shares	-0.82%	9.12%	8.66%	–

Class R2 Shares	-1.43%	8.47%	–	5.35%	9/28/2007

Class R3 Shares	-1.29%	8.58%	–	5.46%	9/28/2007

Index

85% Russell 2000® Index/15% S&P Developed Ex-U.S. SmallCap Index (reflects no deduction for fees, expenses, or taxes)	-2.84%	8.70%	6.69%	5.22%	9/28/2007

Lipper Average

Lipper Small-Cap Core Category Average (reflects no deduction for sales charges or taxes)	-5.14%	8.32%	6.36%	5.22%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Giulio Martini, Portfolio Manager	2015

Robert I. Gerber, Partner and Chief Investment Officer*	2005

Robert A. Lee, Partner and Deputy Chief Investment Officer	2016
*	Mr. Gerber will retire from Lord Abbett effective June 30, 2016, at which time Mr. Lee will succeed him as Lord Abbett’s Chief Investment Officer.

PROSPECTUS – ALPHA STRATEGY FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums—Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – ALPHA STRATEGY FUND

FUNDAMENTAL EQUITY FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 152 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%	0.52%

Distribution and Service (12b-1) Fees	0.25%(3)	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%	0.08%

Total Annual Fund Operating Expenses	0.97%	1.72%	1.72%	0.82%	0.72%	1.17%	1.32%	1.22%	0.97%(3)	0.72%(3)	0.60%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your

PROSPECTUS – FUNDAMENTAL EQUITY FUND

investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$668	$866	$1,080	$1,696	$668	$866	$1,080	$1,696

Class B Shares	$675	$842	$1,133	$1,831	$175	$542	$933	$1,831

Class C Shares	$275	$542	$933	$2,030	$175	$542	$933	$2,030

Class F Shares	$84	$262	$455	$1,014	$84	$262	$455	$1,014

Class I Shares	$74	$230	$401	$894	$74	$230	$401	$894

Class P Shares	$119	$372	$644	$1,420	$119	$372	$644	$1,420

Class R2 Shares	$134	$418	$723	$1,590	$134	$418	$723	$1,590

Class R3 Shares	$124	$387	$670	$1,477	$124	$387	$670	$1,477

Class R4 Shares	$99	$309	$536	$1,190	$99	$309	$536	$1,190

Class R5 Shares	$74	$230	$401	$894	$74	$230	$401	$894

Class R6 Shares	$61	$192	$335	$750	$61	$192	$335	$750

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 149.38% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund invests principally in equity securities of U.S. and multinational companies that the Fund believes are undervalued in all market capitalization ranges. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund normally will invest at least 50% of its net assets in equity securities of large, established companies having a market capitalization within the range of companies included in the Russell 1000® Index. Although the Fund generally emphasizes equity securities of large companies, the Fund also may invest in equity securities of mid-sized and small companies.

The Fund may invest in U.S. and foreign (including emerging market) companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may

PROSPECTUS – FUNDAMENTAL EQUITY FUND

include American Depositary Receipts (“ADRs”). The Fund’s principal investments include the following types of securities and other financial instruments:

•

Equity securities of large, mid-sized, and small companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•

Value companies of any size that the Fund’s portfolio management team believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

The Fund attempts to invest in companies the portfolio manager believes have been undervalued by the market and whose securities are selling at reasonable prices in relation to an assessment of their potential or intrinsic value. The Fund seeks to identify companies that have the strongest fundamentals relative to valuations and looks for positive factors in a company’s fundamental outlook that the Fund believes are likely to improve the value of the company’s stock price.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner. The Fund engages in active and frequent trading of its portfolio securities.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

PROSPECTUS – FUNDAMENTAL EQUITY FUND

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and smaller companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and smaller company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

PROSPECTUS – FUNDAMENTAL EQUITY FUND

•

Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid.

PROSPECTUS – FUNDAMENTAL EQUITY FUND

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 3rd Q ’09 +16.14%	Worst Quarter 3rd Q ’11 -19.59%

PROSPECTUS – FUNDAMENTAL EQUITY FUND

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-8.70%	7.25%	6.36%	–

After Taxes on Distributions	-10.83%	4.72%	4.82%	–

After Taxes on Distributions and Sale of Fund Shares	-3.10%	5.49%	5.03%	–

Class B Shares	-8.22%	7.55%	6.43%	–

Class C Shares	-4.77%	7.81%	6.28%	–

Class F Shares	-3.03%	8.77%	–	5.84%	9/28/2007

Class I Shares	-2.93%	8.87%	7.36%	–

Class P Shares	-3.42%	8.39%	6.87%	–

Class R2 Shares	-3.53%	8.22%	–	5.32%	9/28/2007

Class R3 Shares	-3.40%	8.33%	–	5.42%	9/28/2007

Index

Russell 1000® Value Index (reflects no deduction for fees, expenses, or taxes)	-3.83%	11.27%	6.16%	4.19%	9/28/2007

Russell 3000® Value Index (reflects no deduction for fees, expenses, or taxes)	-4.13%	10.98%	6.11%	4.21%	9/28/2007

Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	0.48%	12.18%	7.35%	5.98%	9/28/2007

S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57%	7.31%	5.87%	9/28/2007

PROSPECTUS – FUNDAMENTAL EQUITY FUND

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Manager.

Portfolio Manager/Title	Member of the Investment Management Team Since

Sean J. Aurigemma, Portfolio Manager	2010

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

PROSPECTUS – FUNDAMENTAL EQUITY FUND

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – FUNDAMENTAL EQUITY FUND

GROWTH LEADERS FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 152 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – GROWTH LEADERS FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	R2	R3	R4	R5	R6

Management Fees	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.60%	0.50%	0.25%	None	None

Other Expenses	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.19%	0.09%

Total Annual Fund Operating Expenses	0.99%	1.74%	1.74%	0.84%	0.74%	1.34%	1.24%	0.99%	0.74%	0.64%(3)

Fee Waiver and/or Expense Reimbursement(4)	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%	(0.14)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	0.85%	1.60%	1.60%	0.70%	0.60%	1.20%	1.10%	0.85%	0.60%	0.50%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.
(4)

For the period from March 1, 2016 through February 28, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.60% for each class other than Class R6. For the same period, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of 0.50% for Class R6. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – GROWTH LEADERS FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$657	$859	$1,078	$1,706	$657	$859	$1,078	$1,706

Class B Shares	$663	$834	$1,131	$1,842	$163	$534	$931	$1,842

Class C Shares	$263	$534	$931	$2,040	$163	$534	$931	$2,040

Class F Shares	$72	$254	$452	$1,024	$72	$254	$452	$1,024

Class I Shares	$61	$222	$398	$905	$61	$222	$398	$905

Class R2 Shares	$122	$411	$721	$1,600	$122	$411	$721	$1,600

Class R3 Shares	$112	$380	$668	$1,488	$112	$380	$668	$1,488

Class R4 Shares	$87	$301	$533	$1,200	$87	$301	$533	$1,200

Class R5 Shares	$61	$222	$398	$905	$61	$222	$398	$905

Class R6 Shares	$51	$191	$343	$785	$51	$191	$343	$785

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 270.68% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund invests principally in the equity securities of U.S. and foreign companies that the Fund’s portfolio managers believe demonstrate above-average, long-term growth potential in all market capitalization ranges. Under normal conditions, the Fund will invest at least 50% of its net assets in companies having a market capitalization range within the range of companies included in the Russell 1000® Index, a widely used benchmark for large-cap stock performance. The Fund normally will invest the remainder of its assets in securities of mid-sized and small companies.

The Fund may invest up to 20% of its net assets in securities of foreign (including emerging market) companies that are traded on a non-U.S. securities exchange and denominated in a foreign currency. The Fund may invest without limitation in other types of securities that do not meet these criteria but represent economic exposure to foreign markets, including American Depositary Receipts (“ADRs”). The Fund’s principal investments include the following types of securities and other financial instruments:

•

Equity securities of large, mid-sized, and small companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in

PROSPECTUS – GROWTH LEADERS FUND

trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Growth companies of any size that the Fund’s portfolio management team believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

The Fund engages in active and frequent trading of its portfolio securities in seeking to achieve its investment objective.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

PROSPECTUS – GROWTH LEADERS FUND

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Growth Investing Risk: The Fund uses a growth investing style, which may be out of favor or may not produce the best results over short or longer time periods. In addition, growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and smaller companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and smaller company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In

PROSPECTUS – GROWTH LEADERS FUND

addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before

PROSPECTUS – GROWTH LEADERS FUND

and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 1st Q ’12 +15.41%	Worst Quarter 3rd Q ’15 -6.15%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – GROWTH LEADERS FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	Life of Class	Inception Date for Performance

Class A Shares			6/30/2011

Before Taxes	0.54%	11.57%

After Taxes on Distributions	-1.28%	9.88%

After Taxes on Distributions and Sale of Fund Shares	0.51%	8.38%

Class B Shares	0.86%	16.25%	2/11/2013

Class C Shares	4.87%	12.28%	6/30/2011

Class F Shares	6.83%	13.28%	6/30/2011

Class I Shares	6.95%	13.40%	6/30/2011

Class R2 Shares	6.30%	13.02%	6/30/2011

Class R3 Shares	6.38%	12.91%	6/30/2011

Index

Russell 1000® Growth Index (reflects no deduction for fees, expenses, or taxes)	5.67%	13.45% 15.31%	6/30/2011 2/11/2013

Russell 3000® Growth Index (reflects no deduction for fees, expenses, or taxes)	5.09%	13.16% 15.04%	6/30/2011 2/11/2013

S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	1.38%	12.57% 13.24%	6/30/2011 2/11/2013

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

F. Thomas O’Halloran, Partner and Portfolio Manager	2011

Arthur K. Weise, Partner and Portfolio Manager	2011

Vernon T. Bice, Portfolio Manager	2011

PROSPECTUS – GROWTH LEADERS FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – GROWTH LEADERS FUND

INTERNATIONAL CORE EQUITY FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 152 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.25%(3)	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.34%	0.17%

Total Annual Fund Operating Expenses	1.29%(3)	2.04%	2.04%	1.14%	1.04%	1.49%	1.64%	1.54%	1.29%(3)	1.04%(3)	0.87%(3)

Fee Waiver and/or Expense Reimbursement(4)	(0.17)%	(0.17)%	(0.17)%	(0.27)%	(0.27)%	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.17)%	(0.17)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.12%	1.87%(3)	1.87%(3)	0.87%	0.77%	1.32%(3)	1.47%(3)	1.37%(3)	1.12%	0.87%	0.70%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(4)

For the period from March 1, 2016 through February 28, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.87% for Classes A, B, C, P, R2, R3, R4, and R5 and to an annual rate of 0.77% for Classes F and I. For the same period, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of 0.70% for Class R6. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$683	$945	$1,227	$2,028	$683	$945	$1,227	$2,028

Class B Shares	$690	$923	$1,283	$2,162	$190	$623	$1,083	$2,162

Class C Shares	$290	$623	$1,083	$2,355	$190	$623	$1,083	$2,355

Class F Shares	$89	$335	$602	$1,362	$89	$335	$602	$1,362

Class I Shares	$79	$304	$548	$1,247	$79	$304	$548	$1,247

Class P Shares	$134	$454	$797	$1,765	$134	$454	$797	$1,765

Class R2 Shares	$150	$501	$876	$1,929	$150	$501	$876	$1,929

Class R3 Shares	$139	$470	$823	$1,820	$139	$470	$823	$1,820

Class R4 Shares	$114	$392	$691	$1,542	$114	$392	$691	$1,542

Class R5 Shares	$89	$314	$557	$1,256	$89	$314	$557	$1,256

Class R6 Shares	$72	$261	$466	$1,057	$72	$261	$466	$1,057

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 62.15% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund invests principally in a diversified portfolio of equity securities of large foreign companies that the portfolio managers believe are undervalued. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. For purposes of the Fund’s investment policies, a large company is defined as a company included among the largest 80% of companies in terms of market capitalization at the time of investment in each country represented in the MSCI EAFE® Index. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

The Fund’s principal investments include the following types of securities and other financial instruments:

•

Equity securities of large companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

legal structures, and other instruments with similar characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•

Foreign companies whose securities may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”). The Fund also may invest in supranational organizations. Although the Fund is not required to hedge its exposure to any currency, it may choose to do so. The Fund may invest up to 15% of its net assets in securities of foreign companies that are traded primarily on securities markets or exchanges located in emerging market countries.

•	Growth companies that the Fund’s portfolio management team believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the Fund’s portfolio management team believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

Consistent with its investment objective and policies, the Fund selectively may invest in derivatives. The Fund may use derivatives for risk management purposes, including to hedge against a decline in the value of certain investments and to adjust the investment characteristics of its portfolio. The Fund also may invest in derivatives for non-hedging purposes to increase its investment return or income. For example, the Fund may manage cash by investing in futures or other derivatives that provide efficient short-term investment exposure to broad equity markets. Some examples of the types of derivatives in which the Fund may invest are forward contracts, futures, options, and swap agreements.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective. The Fund may, however, deviate entirely from the investment strategy described above for temporary defensive purposes. The Fund may miss certain investment opportunities if defensive strategies are used and thus may not achieve its investment objective.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: The Fund may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•

Geographic Concentration Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on Fund performance relative to a more geographically diversified fund.

•

Large Company Risk: As compared to smaller companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility. Derivatives also are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +28.44%	Worst Quarter 3rd Q ’08 -20.59%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-8.33%	0.43%	1.58%	–

After Taxes on Distributions	-8.33%	0.34%	1.09%	–

After Taxes on Distributions and Sale of Fund Shares	-4.19%	0.63%	1.42%	–

Class B Shares	-8.23%	0.58%	1.64%	–

Class C Shares	-4.35%	0.99%	1.52%	–

Class F Shares	-2.44%	1.88%	–	-1.45%	9/28/2007

Class I Shares	-2.37%	2.00%	2.53%	–

Class P Shares	-2.92%	1.50%	2.06%	–

Class R2 Shares	-3.04%	1.36%	–	-1.79%	9/28/2007

Class R3 Shares	-2.90%	1.47%	–	-1.83%	9/28/2007

Index

MSCI EAFE® Index with Gross Dividends (reflects no deduction for fees, expenses, or taxes)	-0.39%	4.07%	3.50%	-0.25%	9/28/2007

MSCI EAFE® Index with Net Dividends (reflects no deduction for fees or expenses, but reflects deduction of withholding taxes)	-0.81%	3.60%	3.03%	-0.71%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Didier O. Rosenfeld, Director	2016

Frederick J. Ruvkun, Partner and Portfolio Manager	2016

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums—Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

INTERNATIONAL DIVIDEND INCOME FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek a high level of total return.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 152 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	R2	R3	R4	R5	R6

Management Fees	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%	0.66%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.60%	0.50%	0.25%	None	None

Other Expenses	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.30%	0.23%

Total Annual Fund Operating Expenses(3)	1.21%	1.96%	1.96%	1.06%	0.96%	1.56%	1.46%	1.21%	0.96%	0.89%

Fee Waiver and/or Expense Reimbursement(4)	(0.09)%	(0.09)%	(0.09)%	(0.15)%	(0.15)%	(0.09)%	(0.09)%	(0.09)%	(0.09)%	(0.09)%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(4)	1.12%	1.87%	1.87%	0.91%	0.81%	1.47%	1.37%	1.12%	0.87%	0.80%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.
(4)

For the period from March 1, 2016 through February 28, 2017, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding 12b-1 fees and any acquired fund fees and expenses, to an annual rate of 0.87% for Classes A, B, C, P, R2, R3, R4, and R5 and to an annual rate of 0.81% for Classes F and I. For the same period, Lord, Abbett & Co. LLC has contractually agreed to waive its fees and reimburse expenses to the extent necessary to limit total net annual operating expenses, excluding any acquired fund fees and expenses, to an annual rate of 0.80% for Class R6. This agreement may be terminated only by the Fund’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same, giving effect to the fee waiver and expense reimbursement arrangement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$683	$929	$1,194	$1,949	$683	$929	$1,194	$1,949

Class B Shares	$690	$907	$1,249	$2,084	$190	$607	$1,049	$2,084

Class C Shares	$290	$607	$1,049	$2,278	$190	$607	$1,049	$2,278

Class F Shares	$93	$322	$570	$1,281	$93	$322	$570	$1,281

Class I Shares	$83	$291	$516	$1,164	$83	$291	$516	$1,164

Class R2 Shares	$150	$484	$841	$1,849	$150	$484	$841	$1,849

Class R3 Shares	$139	$453	$789	$1,739	$139	$453	$789	$1,739

Class R4 Shares	$114	$375	$656	$1,458	$114	$375	$656	$1,458

Class R5 Shares	$89	$297	$522	$1,170	$89	$297	$522	$1,170

Class R6 Shares	$82	$275	$484	$1,088	$82	$275	$484	$1,088

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 76.52% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund invests principally in a diversified portfolio of dividend-paying equity securities of foreign companies that the Fund believes are undervalued. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying securities.

The Fund’s principal investments include the following types of securities and other financial instruments:

•

Equity securities of large, mid-sized, and small companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•

Foreign companies whose securities may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”).

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

Although the Fund is not required to hedge its exposure to any currency, it may choose to do so. The Fund may invest without limitation in foreign companies organized or operated in emerging market countries.

•

Value stocks of companies of any size that the Fund’s portfolio management team believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential to provide total return through capital appreciation and dividend income.

Consistent with its investment objective and policies, the Fund selectively may invest in derivatives. The Fund may use derivatives for risk management purposes, including to hedge against a decline in the value of certain investments and to adjust the investment characteristics of its portfolio. The Fund also may invest in derivatives for non-hedging purposes to increase its investment return or income. For example, the Fund may manage cash by investing in futures or other derivatives that provide efficient short-term investment exposure to broad equity markets. Some examples of the types of derivatives in which the Fund may invest are forward contracts, futures, options, and swap agreements.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Dividend Risk: Securities of dividend paying companies that meet the Fund’s investment criteria may not be widely available, limiting the Fund’s ability to produce current income and increasing the volatility of the Fund’s returns. At times, the performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. In addition, the dividend payments of the Fund’s portfolio companies may vary over time, and there is no guarantee that a company will pay a dividend at all.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non- emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: The Fund may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•

Geographic Concentration Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on Fund performance relative to a more geographically diversified fund.

•

Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and smaller companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and smaller company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

over the short term. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility. Derivatives also are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class B shares because the Fund has not issued Class B shares. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +29.03%	Worst Quarter 3rd Q ’11 -19.00%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class A Shares				6/30/2008

Before Taxes	-16.80%	-0.59%	-0.90%

After Taxes on Distributions	-17.17%	-1.41%	-1.52%

After Taxes on Distributions and Sale of Fund Shares	-8.65%	0.05%	-0.18%

Class C Shares	-13.27%	-0.10%	-0.78%	6/30/2008

Class F Shares	-11.58%	0.81%	0.11%	6/30/2008

Class I Shares	-11.45%	0.93%	0.23%	6/30/2008

Class R2 Shares	-11.96%	0.38%	-0.15%	6/30/2008

Class R3 Shares	-11.96%	0.39%	-0.21%	6/30/2008

Index

MSCI All Country World Ex-U.S. Value Index with Gross Dividends (reflects no deduction for fees, expenses or taxes)	-9.59%	0.49%	0.09%	6/30/2008

MSCI All Country World Ex-U.S. Value Index with Net Dividends (reflects no deduction for fees or expenses, but reflects deduction of withholding taxes)	-10.07%	-0.06%	-0.46%	6/30/2008

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Vincent J. McBride, Partner and Director	2008

Todd D. Jacobson, Partner and Associate Director	2013

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares are not available for purchase. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes, and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 152 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%	0.75%

Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.33%	0.25%

Total Annual Fund Operating Expenses	1.33%	2.08%	2.08%	1.18%	1.08%	1.53%	1.68%	1.58%	1.33%	1.08%	1.00%(3)

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	This amount has been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$703	$972	$1,262	$2,084	$703	$972	$1,262	$2,084

Class B Shares	$711	$952	$1,319	$2,219	$211	$652	$1,119	$2,219

Class C Shares	$311	$652	$1,119	$2,410	$211	$652	$1,119	$2,410

Class F Shares	$120	$375	$649	$1,432	$120	$375	$649	$1,432

Class I Shares	$110	$343	$595	$1,317	$110	$343	$595	$1,317

Class P Shares	$156	$483	$834	$1,824	$156	$483	$834	$1,824

Class R2 Shares	$171	$530	$913	$1,987	$171	$530	$913	$1,987

Class R3 Shares	$161	$499	$860	$1,878	$161	$499	$860	$1,878

Class R4 Shares	$135	$421	$729	$1,601	$135	$421	$729	$1,601

Class R5 Shares	$110	$343	$595	$1,317	$110	$343	$595	$1,317

Class R6 Shares	$102	$318	$552	$1,225	$102	$318	$552	$1,225

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 81.57% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund invests primarily in stocks of companies principally based outside the United States. The Fund normally intends to invest at least 65% of its net assets in equity securities of small companies generally having a market capitalization at the time of purchase of less than $5 billion. The Fund may invest its remaining assets in equity securities of mid-sized or larger companies. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

The Fund’s principal investments include the following types of securities and other financial instruments:

•

Equity securities of small and mid-sized companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

similar legal structures, and other instruments with similar characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•

Foreign companies whose securities may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”). Although the Fund is not required to hedge its exposure to any currency, it may choose to do so. The Fund may invest up to 15% of its net assets in securities of foreign companies that are traded primarily on securities markets or exchanges located in emerging market countries.

•	Growth companies that the Fund’s portfolio management team believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the Fund’s portfolio management team believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

Consistent with its investment objective and policies, the Fund selectively may invest in derivatives. The Fund may use derivatives for risk management purposes, including to hedge against a decline in the value of certain investments and to adjust the investment characteristics of its portfolio. The Fund also may invest in derivatives for non-hedging purposes to increase its investment return or income. For example, the Fund may manage cash by investing in futures or other derivatives that provide efficient short-term investment exposure to broad equity markets. Some examples of the types of derivatives in which the Fund may invest are forward contracts, futures, options, and swap agreements.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and smaller companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and smaller company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency,

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non- emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Foreign Currency Risk: The Fund may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time.

•

Geographic Concentration Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on Fund performance relative to a more geographically diversified fund.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

•

Derivatives Risk: Derivatives can increase the Fund’s volatility and/or reduce the Fund’s returns. Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions and may become illiquid. Derivatives are subject to leverage risk, which may increase the Fund’s volatility. Derivatives also are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. In addition, the Fund will be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its requirements to segregate. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +36.73%	Worst Quarter 3rd Q ’08 -24.96%

The table below shows how the Fund’s average annual total returns compare to the returns of a securities market index with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	3.53%	5.38%	4.39%	–

After Taxes on Distributions	2.67%	4.93%	3.96%	–

After Taxes on Distributions and Sale of Fund Shares	3.02%	4.31%	3.64%	–

Class B Shares	4.01%	5.61%	4.47%	–

Class C Shares	7.98%	5.92%	4.33%	–

Class F Shares	10.05%	6.88%	–	1.93%	9/28/2007

Class I Shares	10.11%	6.98%	5.36%	–

Class P Shares	9.67%	6.49%	4.90%	–

Class R2 Shares	9.46%	6.34%	–	1.43%	9/28/2007

Class R3 Shares	9.53%	6.47%	–	1.58%	9/28/2007

Index

S&P Developed Ex-U.S. SmallCap Index (reflects no deduction for fees, expenses, or taxes)	5.92%	5.51%	5.33%	1.76%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Todd D. Jacobson, Partner and Associate Director	2003

A. Edward Allinson, Portfolio Manager	2005

Vincent J. McBride, Partner and Director	2003

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums—Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

MICRO CAP GROWTH FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 152 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	I

Management Fees	1.50%	1.50%

Distribution and Service (12b-1) Fees	None	None

Other Expenses	0.30%	0.30%

Total Annual Fund Operating Expenses	1.80%	1.80%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – MICRO CAP GROWTH FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$747	$1,109	$1,494	$2,569	$747	$1,109	$1,494	$2,569

Class I Shares	$183	$566	$975	$2,116	$183	$566	$975	$2,116

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 202.96% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. For purposes of the policy, the Fund defines a micro-cap company as a company having a market capitalization at the time of purchase that is under $1 billion or falls within the market capitalization range of companies in the Russell Microcap® Index. The Fund uses fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors, and interviews with management.

The Fund may invest in U.S. and foreign (including emerging market) companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”). The Fund’s principal investments include the following types of securities and other financial instruments:

•

Equity securities of micro-cap companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Micro-cap companies having a market capitalization at the time of purchase that is under $1 billion or falls within the market capitalization range of companies in the Russell Microcap® Index.

PROSPECTUS – MICRO CAP GROWTH FUND

•	Growth companies that the Fund’s portfolio management team believes exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

The Fund engages in active and frequent trading of its portfolio securities in seeking to achieve its investment objective.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately

PROSPECTUS – MICRO CAP GROWTH FUND

affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Micro-Cap Company Risk: The Fund invests primarily in equity securities of micro-cap companies, which typically involve greater investment risks than larger, more established companies. As compared to larger companies, micro-cap companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in markets that have not yet been established. Accordingly, micro-cap company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Micro-cap companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Growth Investing Risk: The Fund uses a growth investing style, which may be out of favor or may not produce the best results over short or longer time periods. In addition, growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and

PROSPECTUS – MICRO CAP GROWTH FUND

political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid.

•

High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs, reduced investment performance, and higher taxes resulting from increased realized capital gains.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Furthermore, high double-digit returns were achieved primarily during favorable market conditions and may not be repeated in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share class will vary due to the different expenses the class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – MICRO CAP GROWTH FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +31.46%	Worst Quarter 4th Q ’08 -29.02%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for the other share class are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MICRO CAP GROWTH FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years

Class A Shares

Before Taxes	-11.75%	10.96%	10.96%

After Taxes on Distributions	-16.44%	6.29%	8.27%

After Taxes on Distributions and Sale of Fund Shares	-4.03%	7.54%	8.38%

Class I Shares	-6.38%	12.39%	11.82%

Index

Russell Microcap® Growth Index (reflects no deduction for fees, expenses, or taxes)	-3.85%	10.08%	5.74%

Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	-5.16%	9.23%	5.13%

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

F. Thomas O’Halloran, Partner and Portfolio Manager	2006

Arthur K. Weise, Partner and Portfolio Manager	2007

Matthew R. DeCicco, Portfolio Manager	2002

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

PROSPECTUS – MICRO CAP GROWTH FUND

Investment Minimums—Initial/Additional Investments

Class	A	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MICRO CAP GROWTH FUND

MICRO CAP VALUE FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 152 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	I

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	I

Management Fees	1.50%	1.50%

Distribution and Service (12b-1) Fees	None	None

Other Expenses	0.29%	0.29%

Total Annual Fund Operating Expenses	1.79%	1.79%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

PROSPECTUS – MICRO CAP VALUE FUND

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$746	$1,106	$1,489	$2,559	$746	$1,106	$1,489	$2,559

Class I Shares	$182	$563	$970	$2,105	$182	$563	$970	$2,105

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 70.40% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. For purposes of the policy, the Fund defines a micro-cap company as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Microcap® Index. The Fund seeks to invest in micro-cap companies that appear to be undervalued and that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors, and interviews with management.

The Fund may invest in U.S. and foreign (including emerging market) companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may include American Depositary Receipts (“ADRs”). The Fund’s principal investments include the following types of securities and other financial instruments:

•

Equity securities of micro-cap companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Micro-cap companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Microcap® Index.

PROSPECTUS – MICRO CAP VALUE FUND

•

Value companies that the Fund’s portfolio management team believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

PROSPECTUS – MICRO CAP VALUE FUND

•

Micro-Cap Company Risk: The Fund invests primarily in equity securities of micro-cap companies, which typically involve greater investment risks than larger, more established companies. As compared to larger companies, micro-cap companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in markets that have not yet been established. Accordingly, micro-cap company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Micro-cap companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. The Fund may invest in securities of companies whose

PROSPECTUS – MICRO CAP VALUE FUND

economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share class will vary due to the different expenses the class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

PROSPECTUS – MICRO CAP VALUE FUND

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +28.95%	Worst Quarter 4th Q ’08 -29.53%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for the other share class are not shown in the table and will vary from those shown for Class A shares.

PROSPECTUS – MICRO CAP VALUE FUND

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years

Class A Shares

Before Taxes	-3.83%	7.17%	6.64%

After Taxes on Distributions	-4.37%	5.91%	5.61%

After Taxes on Distributions and Sale of Fund Shares	-1.70%	5.59%	5.33%

Class I Shares	2.06%	8.57%	7.46%

Index

Russell Microcap® Value Index (reflects no deduction for fees, expenses, or taxes)	-6.45%	8.45%	4.53%

Russell Microcap® Index (reflects no deduction for fees, expenses, or taxes)	-5.16%	9.23%	5.13%

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Thomas B. Maher, Partner and Portfolio Manager	2013

Justin C. Maurer, Partner and Portfolio Manager	2013

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

PROSPECTUS – MICRO CAP VALUE FUND

Investment Minimums — Initial/Additional Investments

Class	A	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – MICRO CAP VALUE FUND

VALUE OPPORTUNITIES FUND

INVESTMENT OBJECTIVE

The Fund’s investment objective is long-term capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $50,000 in the Lord Abbett Family of Funds. More information about these and other discounts is available from your financial professional and in “Sales Charge Reductions and Waivers” on page 152 of the prospectus and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 8-1 of the statement of additional information (“SAI”).

Shareholder Fees (Fees paid directly from your investment)

Class	A	B	C	F, I, P, R2, R3, R4, R5, and R6

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None

Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None(1)	5.00%	1.00%(2)	None

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	A	B	C	F	I	P	R2	R3	R4	R5	R6

Management Fees	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%	0.70%

Distribution and Service (12b-1) Fees	0.25%(3)	1.00%	1.00%	0.10%	None	0.45%	0.60%	0.50%	0.25%	None	None

Other Expenses	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.22%	0.10%

Total Annual Fund Operating Expenses	1.17%	1.92%	1.92%	1.02%	0.92%	1.37%	1.52%	1.42%	1.17%	0.92%(3)	0.80%

(1)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(2)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.
(3)	These amounts have been updated from fiscal year amounts to reflect current fees and expenses.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your

PROSPECTUS – VALUE OPPORTUNITIES FUND

investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	If Shares Are Redeemed				If Shares Are Not Redeemed

	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years

Class A Shares	$687	$925	$1,182	$1,914	$687	$925	$1,182	$1,914

Class B Shares	$695	$903	$1,237	$2,048	$195	$603	$1,037	$2,048

Class C Shares	$295	$603	$1,037	$2,243	$195	$603	$1,037	$2,243

Class F Shares	$104	$325	$563	$1,248	$104	$325	$563	$1,248

Class I Shares	$94	$293	$509	$1,131	$94	$293	$509	$1,131

Class P Shares	$139	$434	$750	$1,646	$139	$434	$750	$1,646

Class R2 Shares	$155	$480	$829	$1,813	$155	$480	$829	$1,813

Class R3 Shares	$145	$449	$776	$1,702	$145	$449	$776	$1,702

Class R4 Shares	$119	$372	$644	$1,420	$119	$372	$644	$1,420

Class R5 Shares	$94	$293	$509	$1,131	$94	$293	$509	$1,131

Class R6 Shares	$82	$255	$444	$990	$82	$255	$444	$990

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46.88% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

To pursue its objective, the Fund normally invests at least 65% of its net assets in equity securities of small and mid-sized companies. The remainder of the Fund’s assets may be invested in companies of any size. The Fund may change this policy at any time. The Fund attempts to invest in companies the investment team believes have been undervalued by the market and whose securities are selling at reasonable prices in relation to an assessment of their potential or intrinsic value. The Fund seeks to identify companies that have the strongest fundamentals relative to valuations and looks for positive factors that the Fund believes are likely to improve the value of the company’s stock price.

The Fund may invest in U.S. and foreign (including emerging market) companies. Foreign companies may be traded on U.S. or non-U.S. securities exchanges, may be denominated in the U.S. dollar or other currencies, and may

PROSPECTUS – VALUE OPPORTUNITIES FUND

include American Depositary Receipts (“ADRs”). The Fund’s principal investments include the following types of securities and other financial instruments:

•

Equity securities of small and mid-sized companies. The Fund may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including real estate investment trusts (“REITs”) and privately offered trusts), partnerships, joint ventures, limited liability companies, vehicles with similar legal structures, and other instruments with similar characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•	Mid-sized and small companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2500™ Index.

•

Value companies that Fund’s portfolio management team believes to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. The principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team fail to produce the intended result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a rising market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

PROSPECTUS – VALUE OPPORTUNITIES FUND

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If the Fund overweights a single industry or sector relative to its benchmark index, the Fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and smaller companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and smaller company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced.

•

Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other

PROSPECTUS – VALUE OPPORTUNITIES FUND

costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. The Fund may invest in securities of companies whose economic fortunes are linked to emerging markets but which principally are traded on a non-emerging market exchange. Such investments do not meet the Fund’s definition of an emerging market security. To the extent the Fund invests in this manner, the percentage of the Fund’s portfolio that is exposed to emerging market risks may be greater than the percentage of the Fund’s assets that the Fund defines as representing emerging market securities.

•

Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties or mortgages of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, changes to the tax laws, or failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PROSPECTUS – VALUE OPPORTUNITIES FUND

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. No performance is shown for Class R4, R5, and R6 shares because these classes have not completed a full calendar year of operations.

The bar chart shows changes in the performance of the Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for the Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

Bar Chart (per calendar year)—Class A Shares

Best Quarter 3rd Q ’09 +19.26%	Worst Quarter 3rd Q ’11 -21.04%

The table below shows how the Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through

PROSPECTUS – VALUE OPPORTUNITIES FUND

tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2015)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	-8.44%	7.40%	9.42%	–

After Taxes on Distributions	-10.00%	5.81%	8.35%	–

After Taxes on Distributions and Sale of Fund Shares	-3.43%	5.71%	7.56%	–

Class B Shares	-8.04%	7.66%	9.51%	–

Class C Shares	-4.48%	7.95%	9.36%	–

Class F Shares	-2.74%	8.92%	–	7.40%	9/28/2007

Class I Shares	-2.65%	9.03%	10.44%	–

Class P Shares	-3.06%	8.55%	9.95%	–

Class R2 Shares	-3.26%	8.38%	–	6.86%	9/28/2007

Class R3 Shares	-3.14%	8.48%	–	6.97%	9/28/2007

Index

Russell 2500™ Index (reflects no deduction for fees, expenses, or taxes)	-2.90%	10.32%	7.56%	6.51%	9/28/2007

Russell 2500™ Value Index (reflects no deduction for fees, expenses, or taxes)	-5.49%	9.23%	6.51%	5.60%	9/28/2007

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers.

Portfolio Manager/Title	Member of the Investment Management Team Since

Thomas B. Maher, Partner and Portfolio Manager	2005

Justin C. Maurer, Partner and Portfolio Manager	2007

PROSPECTUS – VALUE OPPORTUNITIES FUND

PURCHASE AND SALE OF FUND SHARES

The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs. See “Choosing a Share Class – Investment Minimums” in the prospectus for more information.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	$1 million minimum

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

You may sell (redeem) shares through your securities broker, financial professional or financial intermediary. If you have direct account access privileges, you may redeem your shares by contacting the Fund in writing at P.O. Box 219336, Kansas City, MO 64121, by calling 888-522-2388 or by accessing your account online at www.lordabbett.com.

OTHER IMPORTANT INFORMATION REGARDING FUND SHARES

For important information about taxes and payments to broker-dealers and other financial intermediaries, please turn to the “Tax Information” and “Payments to Broker-Dealers and Other Financial Intermediaries” sections of the prospectus.

PROSPECTUS – VALUE OPPORTUNITIES FUND

TAX INFORMATION

A Fund’s distributions, if any, generally are taxable to you as ordinary income, capital gains or a combination of the two. Certain taxes on distributions may not apply to tax-exempt investors or tax deferred accounts, such as a 401(k) plan or an IRA.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and the Fund’s distributor or its affiliates may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE

Alpha Strategy Fund, International Opportunities Fund, Micro Cap Growth Fund, Micro Cap Value Fund, and Value Opportunities Fund

Each Fund’s investment objective is long-term capital appreciation.

Fundamental Equity Fund

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

Growth Leaders Fund

The Fund’s investment objective is to seek capital appreciation.

International Core Equity Fund

The Fund’s investment objective is to seek long-term capital appreciation.

International Dividend Income Fund

The Fund’s investment objective is to seek a high level of total return.

PRINCIPAL INVESTMENT STRATEGIES

Alpha Strategy Fund

The Fund is a “fund of funds” that invests principally in affiliated mutual funds (the “underlying funds”) managed by Lord, Abbett & Co. LLC (“Lord Abbett”). Under normal conditions, through the underlying funds, the Fund

PROSPECTUS – THE FUNDS

indirectly invests principally in the equity securities of U.S. and foreign micro-cap, small, and mid-sized companies. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett reallocates the Fund’s assets among the underlying funds from time to time, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may periodically change its asset allocation, rebalance its allocation among the underlying funds, or add or remove underlying funds, in each case without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

Asset Class	Target Allocation

Equity	100%

Foreign	0% to 25%

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests. For example, if the portfolio management team allocates a portion of the Fund’s portfolio to Lord Abbett Value Opportunities Fund, such allocation will count towards the Fund’s equity exposure even though Lord Abbett Value Opportunities may have a portion of its assets invested in foreign securities. As a result, the Fund’s actual exposure to foreign securities may exceed the range shown above.

Through the underlying funds, which are described in “Appendix A: Underlying Funds of Alpha Strategy Fund,” the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of micro-cap, small, and mid-sized companies. The underlying funds may invest in any security that represents equity ownership in a company. Currently, the underlying funds invest in equity securities consisting principally of common stocks, preferred stocks, and equity interests in trusts (including REITs), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include rights offerings and investments that convert into the equity securities described above.

PROSPECTUS – THE FUNDS

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and have the potential for capital appreciation.

•	Foreign (including emerging market) securities, which may be traded on a U.S. or non-U.S. securities exchange, may be denominated in the U.S. dollar or other currencies, and may include ADRs.

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund invests in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or over-the-counter. To the extent that the Fund invests in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds. For example, the Fund may adjust its exposure to mid-cap stocks by investing in an S&P MidCap 400 Index futures contract as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns.

The aggregate net notional value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that the aggregate net notional value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets under normal conditions. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool under the

PROSPECTUS – THE FUNDS

Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The portfolio management team allocates the Fund’s assets among underlying funds that invest in equity securities across micro, small, and mid-sized market capitalization ranges and all investment styles, and that invest in select non-U.S. companies. The portfolio management team generally employs a bottom-up investment approach emphasizing long-term value.

The Fund may sell and reallocate its investments away from particular underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Fundamental Equity Fund

To pursue its objective, the Fund invests principally in equity securities of U.S. and multinational companies that the Fund believes are undervalued in all market capitalization ranges. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy.

The Fund normally will invest at least 50% of its net assets in equity securities of large, established companies. A large, established company is defined as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies included in the Russell 1000® Index, a widely used benchmark for large-cap stock performance. The market capitalization range of the Russell 1000® Index as of June 30, 2015, following its most recent annual reconstitution, was approximately $1.6 billion to $723 billion.

PROSPECTUS – THE FUNDS

This range varies daily. Although the Fund generally emphasizes equity securities of large companies, the Fund also may invest in equity securities of mid-sized and small companies.

The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

The Fund attempts to invest in companies the investment team believes have been undervalued by the market and whose securities are selling at reasonable prices in relation to an assessment of their potential or intrinsic value. A security may be undervalued by the market because of a lack of awareness of the company’s intrinsic value or a lack of recognition of the company’s future potential. In addition, a company may be undervalued because it may be temporarily out of favor by the market.

The Fund may invest up to 10% of its net assets in securities of foreign (including emerging market) companies that are traded on a foreign securities exchange and denominated in a foreign currency. The Fund may invest without limitation in securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange. The Fund also may invest without limit in ADRs. ADRs are traded on U.S. securities exchanges and typically are issued by a financial institution (such as a U.S. bank) acting as a depositary and represent the depositary’s holdings of a specified number of shares of a foreign company. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign securities.

The Fund’s portfolio management uses a continuous and dynamic investment process in building the portfolio for the Fund, including quantitative research to identify stocks that the Fund believes represent attractive valuations, and fundamental research regarding a company’s resources, strategic plans and prospects for growth. The Fund seeks to identify companies that have the strongest fundamentals relative to valuations and looks for positive factors in a company’s fundamental outlook that the Fund believes are likely to improve the value of the company’s stock price. The Fund engages in active and frequent trading of its portfolio securities.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption

PROSPECTUS – THE FUNDS

requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Growth Leaders Fund

To pursue its objective, the Fund invests principally in the equity securities of U.S. and foreign companies that the Fund’s portfolio managers believe demonstrate above-average, long-term growth potential in all market capitalization ranges. Under normal conditions, the Fund will invest at least 50% of its net assets in companies having a market capitalization within the range of companies included in the Russell 1000® Index, a widely used benchmark for large-cap stock performance. The market capitalization range of the Russell 1000® Index as of June 30, 2015, following its most recent annual reconstitution, was approximately $1.6 billion to $723 billion. This range varies daily. The Fund normally will invest the remainder of its assets in securities of mid-sized and small companies.

The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

The Fund may invest up to 20% of its net assets in securities of foreign (including emerging market) companies that are traded on a foreign securities exchange and denominated in a foreign currency. The Fund may invest without limitation in securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange. The Fund also may invest without limit in ADRs. ADRs are traded on U.S. securities exchanges and typically are issued by a financial

PROSPECTUS – THE FUNDS

institution (such as a U.S. bank) acting as a depositary and represent the depositary’s holdings of a specified number of shares of a foreign company. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign securities.

The Fund seeks to invest in companies demonstrating above-average, long-term growth potential. The Fund’s portfolio managers follow a growth style of investing and look for companies that they believe exhibit sustainable above average gains in earnings. The Fund’s portfolio managers use a “bottom-up” investment approach, meaning that they identify and select securities for investment by the Fund based on in-depth company, industry, and market research and analysis.

The Fund engages in active and frequent trading of its portfolio securities in seeking to achieve its investment objective, and typically will have a portfolio turnover rate of over 100% annually.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

International Core Equity Fund

To pursue its objective, the Fund invests principally in a diversified portfolio of equity securities of large foreign companies that the portfolio managers believe are undervalued. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of large companies. For purposes of the Fund’s investment policies, a large company is defined as a company included among the largest 80% of companies in terms of market capitalization at the time of investment in each country represented in the MSCI EAFE® Index, a widely used benchmark

PROSPECTUS – THE FUNDS

for international stock performance. The market capitalization range for the MSCI EAFE® Index as of June 30, 2015, following its most recent annual reconstitution, was $251 million to $248 billion. This range varies daily. The Fund will provide shareholders with 60 days’ notice of any change in this policy. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

The Fund invests principally in foreign companies, which may include companies that are traded on a foreign securities exchange and denominated in a foreign currency and companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange. The Fund may invest up to 15% of its net assets in securities issued by foreign companies that are traded primarily on securities markets or exchanges located in emerging market countries. The Fund considers emerging market countries to be those included in the MSCI Emerging Market Free® Index.

Foreign company securities also include ADRs and similar depositary receipts. ADRs are traded on U.S. securities exchanges and typically are issued by a financial institution (often a U.S. bank) acting as a depositary and represent the depositary’s holdings of a specified number of shares of a foreign company. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign securities.

The Fund may invest in supranational organizations, which are designed or supported by one or more governments or governmental agencies to promote economic development. Examples of supranational organizations include the Asian Development Bank, the European Coal and Steel Community, the European Community, and the World Bank.

The Fund may invest in securities denominated in foreign currencies, which may decline in value relative to the U.S. dollar. In the case of hedged positions, the U.S. dollar may decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Although the Fund is not required to hedge its exposure to any currency, it may choose to do so. The Fund may engage in foreign currency transactions on a spot (cash) basis, and enter into foreign exchange forward contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The Fund may use these currency-related transactions to hedge the risk to the

PROSPECTUS – THE FUNDS

portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. They also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

Consistent with its investment objective and policies, the Fund selectively may invest in derivatives. Derivatives are financial instruments that derive their value from an underlying asset, reference rate, or index. The Fund may use derivatives for risk management purposes, including to hedge against a decline in the value of certain investments and to adjust the investment characteristics of its portfolio. The Fund also may invest in derivatives for non-hedging purposes to increase its investment return or income. For example, the Fund may manage cash by investing in futures or other derivatives that provide efficient short-term investment exposure to broad equity markets. Derivatives are traded on exchanges or in the over-the-counter (“OTC”) market. Some examples of the types of derivatives in which the Fund may invest are forward contracts, futures, options, and swap agreements.

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Forward Contracts: A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a currency (or a security or other financial instrument) at a future date, at a price established in the contract. A foreign exchange forward contract reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Forward contracts also may be structured for cash settlement, rather than physical delivery. The Fund may enter into non-deliverable currency forward contracts, which are a particular type of cash-settled forward contract that may be used to gain exposure to a non-convertible or relatively thinly traded foreign currency. Forward contracts typically are traded in the OTC market.

•

Futures and Options on Futures: The Fund may purchase and sell financial futures contracts and related options on financial futures for any reason, including for hedging and risk management purposes. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the

PROSPECTUS – THE FUNDS

underlying index and a clearing corporation is the counterparty. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium.

•

Options: The Fund may purchase and sell (or “write”) call and put options in respect of specific securities (or groups of specific securities), indexes, or currencies. A “call option” on a security is a contract that gives the option purchaser the right to buy a specific number of securities from the option seller (or “writer”) at a specific price prior to a specified date. For this right, the option purchaser pays the option seller a certain amount of money or “premium,” which amount is established before entering into the option contract. The seller or “writer” of that option is obligated to deliver the relevant security to the option purchaser upon exercise of the option. A “put option” on a security is a similar contract that gives the option purchaser the right to sell, and obligates the option writer to buy, the relevant security at the exercise price at any time during the option period. The Fund may not, however, buy a put option or sell a call option on a security unless the Fund actually holds the security that is the subject of the option. Options on securities indexes are similar to options on individual securities, except that instead of giving the option purchaser the right to receive or sell the relevant security, it gives the option purchaser the right to receive an amount of cash if the closing level of the relevant index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The Fund may buy or sell standardized options, which typically are listed on an exchange, or privately negotiated and customized options, which typically are traded in the OTC market. OTC options contracts generally are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options.

•

Swaps: The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

PROSPECTUS – THE FUNDS

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Asset Coverage for Derivatives: To the extent that the Fund is obligated under a derivatives contract to make a future payment, the Fund will be required to segregate or earmark on its books cash or other liquid assets to cover the Fund’s future obligations under the contract. This setting aside of assets generally is referred to as “cover.” With respect to swaps, futures and forward contracts that are contractually required to cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contract’s full notional value. In the case of futures and forward contracts that are not contractually required to cash settle, the Fund is required to set aside liquid assets equal to such contract’s full notional value (generally, the value of the asset underlying the contract at the time of valuation) during the period of time while the relevant positions are open. By setting aside assets equal to only its net obligations under cash-settled swaps, futures and forward contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund currently operates pursuant to an exemption from regulation by the CFTC as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The Fund’s valuation-based investment approach seeks to highlight companies whose market prices are at the greatest discount to their economic values taking into account its perception of the investment risks. The Fund attempts to take advantage of the short-term fluctuation of stock prices around the long-term measure of economic value, generally investing in opportunities that are at a significant discount to this measure. For this purpose, the Fund considers the economic or intrinsic value as the amount that an informed buyer would pay to own the entire business today. It is based on an assessment of the net assets of a company and the estimated future cash flows those assets will create in relation to the perceived business risk being taken.

The Fund uses a bottom-up investment research approach to identify companies the Fund believes to be attractive, long-term investment opportunities. The approach is based on in-depth analysis of a company’s financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services or through the use of quantitative screens or models based on various market criteria. The Fund’s investment approach incorporates the following:

PROSPECTUS – THE FUNDS

•	A fundamental analysis of both companies and industries. This analysis attempts to determine the relative economic value of a business and support an assessment of the inherent investment risks.

•	An emphasis on absolute value and cross-border industry comparison.

•	An analysis of industry, sector and economic trends. The Fund seeks to optimize various investment strategies across sectors and regions and control overall portfolio risk characteristics.

•	Use of quantitative analysis, such as valuation and risk models and other quantitative analytical tools, for initial screening and for portfolio construction.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, control various industry, sector or country risk exposure levels, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security. The Fund also may sell a stock when there has been a change in the fundamental company, industry or country factors that supported the original investment or when a company’s management has deviated from its financial plan or corporate strategy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

International Dividend Income Fund

To pursue its objective, the Fund invests principally in a diversified portfolio of dividend-paying equity securities of foreign companies that the Fund believes are undervalued. Under normal conditions, the Fund will invest at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in dividend-paying securities. The Fund will provide shareholders with 60 days’ notice of any change in this policy.

PROSPECTUS – THE FUNDS

The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

The Fund invests principally in foreign companies, including, without limitation, companies that are organized under the laws of jurisdictions outside of the U.S. The Fund also may invest, without limitation, in foreign companies that primarily are traded on a U.S. securities exchange, including companies that are operated outside the U.S. The Fund may invest, without limitation, in foreign companies organized or operated in emerging market countries. The Fund considers emerging market countries to be those included in the MSCI Emerging Market Free® Index.

Foreign company securities also include ADRs and similar depositary receipts. ADRs are traded on U.S. securities exchanges and typically are issued by a financial institution (often a U.S. bank) acting as a depositary and represent the depositary’s holdings of a specified number of shares of a foreign company. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign securities.

The Fund may invest in securities denominated in foreign currencies, which may decline in value relative to the U.S. dollar. In the case of hedged positions, the U.S. dollar may decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Although the Fund is not required to hedge its exposure to any currency, it may choose to do so. The Fund may engage in foreign currency transactions on a spot (cash) basis, and enter into foreign exchange forward contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The Fund may use these currency-related transactions to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. They also may be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

Consistent with its investment objective and policies, the Fund selectively may invest in derivatives. Derivatives are financial instruments that derive their value from an underlying asset, reference rate, or index. The Fund may use derivatives for risk management purposes, including to hedge against a decline in the value of certain investments and to adjust the investment characteristics of its portfolio. The Fund also may invest in derivatives for non-hedging purposes to increase its

PROSPECTUS – THE FUNDS

investment return or income. For example, the Fund may manage cash by investing in futures or other derivatives that provide efficient short-term investment exposure to broad equity markets. Derivatives are traded on exchanges or in the OTC market. Some examples of the types of derivatives in which the Fund may invest are forward contracts, futures, options, and swap agreements.

•

Forward Contracts: A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a currency (or a security or other financial instrument) at a future date, at a price established in the contract. A foreign exchange forward contract reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Forward contracts also may be structured for cash settlement, rather than physical delivery. The Fund may enter into non-deliverable currency forward contracts, which are a particular type of cash-settled forward contract that may be used to gain exposure to a non-convertible or relatively thinly traded foreign currency. Forward contracts typically are traded in the OTC market.

•

Futures and Options on Futures: The Fund may purchase and sell financial futures contracts and related options on financial futures for any reason, including for hedging and risk management purposes. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index and a clearing corporation is the counterparty. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium.

•

Options: The Fund may purchase and sell (or “write”) call and put options in respect of specific securities (or groups of specific securities), indexes, or currencies. A “call option” on a security is a contract that gives the option purchaser the right to buy a specific number of securities from the option seller (or “writer”) at a specific price prior to a specified date. For this right, the option purchaser pays the option seller a certain amount of money or “premium,” which amount is established before entering into the option contract. The seller or “writer” of that option is obligated to deliver the relevant security to the option purchaser upon exercise of the option. A “put option” on a security is a similar contract that gives the option purchaser the right to sell, and obligates the option writer to buy, the relevant security at

PROSPECTUS – THE FUNDS

the exercise price at any time during the option period. The Fund may not, however, buy a put option or sell a call option on a security unless the Fund actually holds the security that is the subject of the option. Options on securities indexes are similar to options on individual securities, except that instead of giving the option purchaser the right to receive or sell the relevant security, it gives the option purchaser the right to receive an amount of cash if the closing level of the relevant index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The Fund may buy or sell standardized options, which typically are listed on an exchange, or privately negotiated and customized options, which typically are traded in the OTC market. OTC options contracts generally are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options.

•

Swaps: The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

•

Asset Coverage for Derivatives: To the extent that the Fund is obligated under a derivatives contract to make a future payment, the Fund will be required to segregate or earmark on its books cash or other liquid assets to cover the Fund’s future obligations under the contract. This setting aside of assets generally is referred to as “cover.” With respect to swaps, futures and forward contracts that are contractually required to cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contract’s full notional value. In the case of futures and forward contracts that are not contractually required to cash settle, the Fund is required to set aside liquid assets equal to such contract’s full notional value (generally, the value of the asset underlying the contract at the time of valuation) during the period of time while the relevant positions are open. By setting aside assets equal to only its net obligations under cash-settled swaps, futures and forward contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund

PROSPECTUS – THE FUNDS

currently operates pursuant to an exemption from regulation by the CFTC as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The Fund’s investment approach seeks to highlight undervalued companies that provide total return from both capital appreciation and dividend income. The Fund attempts to take advantage of the short-term fluctuation of stock prices around the long-term measure of economic value, generally investing in opportunities that are at a significant discount to this measure. For this purpose, the Fund considers the economic or intrinsic value as the amount that an informed buyer would pay to own the entire business today. It is based on an assessment of the net assets of a company and the estimated future cash flows those assets will create in relation to the apparent business risk being taken.

The Fund uses a bottom-up investment research approach to identify companies the Fund believes to be attractive, long-term investment opportunities. The approach is based on in-depth analysis of a company’s financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services. The Fund’s investment approach incorporates the following:

•	A fundamental analysis of both companies and industries. This analysis attempts to determine the relative economic value of a business and assess the inherent investment risks.

•

An analysis of the potential for capital appreciation among high dividend-paying common stocks. This analysis uses quantitative and qualitative screening tools to focus on companies with sustained earnings growth and profitability while maintaining a level of diversification across sectors and countries.

•	An emphasis on absolute value and cross-border industry comparison.

•	An analysis of industry, sector and economic trends. The Fund seeks to optimize various investment strategies across sectors and regions and control overall portfolio risk characteristics.

Generally, the Fund may sell investments in the following circumstances. Sales of a stock may occur when the Fund believes that its capital appreciation or dividend yield will no longer sufficiently enhance the Fund’s return, or when a stock has otherwise exceeded its estimated long-term economic value. The Fund may sell an investment when the Fund believes there has been a change in the fundamental company, industry or country factors that supported the original investment, or when a company’s management has deviated from its financial

PROSPECTUS – THE FUNDS

plan or corporate strategy. The Fund also may sell a security in order to control various industry, sector or country risk exposure levels, or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

International Opportunities Fund

To pursue its objective, the Fund invests primarily in stocks of companies principally based outside the United States. The Fund normally intends to invest at least 65% of its net assets in equity securities of small companies. For purposes of the policy, the Fund defines a small company as a company having a market capitalization at the time of purchase of less than $5 billion. This market capitalization threshold may vary in response to changes in the markets. The Fund may invest its remaining assets in equity securities of mid-sized or larger companies. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

The Fund invests primarily in foreign companies, including, without limitation, companies that are organized under the laws of jurisdictions outside of the U.S. The Fund also may invest, without limitation, in foreign companies that are primarily traded on a U.S. securities exchange, including companies that are operated outside the U.S. The Fund may invest up to 15% of its net assets in securities issued by foreign companies that are traded primarily on securities markets or exchanges located in emerging market countries. The Fund considers emerging market countries to be those non-U.S. countries that are not included in the developed markets of the S&P Developed Ex-U.S. SmallCap Index.

PROSPECTUS – THE FUNDS

Foreign company securities also include ADRs and similar depositary receipts. ADRs are traded on U.S. securities exchanges and typically are issued by a financial institution (often a U.S. bank) acting as a depositary and represent the depositary’s holdings of a specified number of shares of a foreign company. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign securities.

The Fund may invest in securities denominated in foreign currencies, which may decline in value relative to the U.S. dollar. In the case of hedged positions, the U.S. dollar may decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Although the Fund is not required to hedge its exposure to any currency, it may choose to do so. The Fund may engage in foreign currency transactions on a spot (cash) basis, and enter into foreign exchange forward contracts and invest in foreign currency futures contracts and options on foreign currencies and futures. The Fund may use these currency-related transactions to hedge the risk to the portfolio that foreign exchange price movements will be unfavorable for U.S. investors. Generally, these instruments allow the Fund to lock in a specified exchange rate for a period of time. They may also be used to increase the Fund’s exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift the Fund’s exposure to foreign currency fluctuations from one country to another.

Consistent with its investment objective and policies, the Fund selectively may invest in derivatives. Derivatives are financial instruments that derive their value from an underlying asset, reference rate, or index. The Fund may use derivatives for risk management purposes, including to hedge against a decline in the value of certain investments and to adjust the investment characteristics of its portfolio. The Fund also may invest in derivatives for non-hedging purposes to increase its investment return or income. For example, the Fund may manage cash by investing in futures or other derivatives that provide efficient short-term investment exposure to broad equity markets. Derivatives are traded on exchanges or in the OTC market. Some examples of the types of derivatives in which the Fund may invest are forward contracts, futures, options, and swap agreements.

•

Forward Contracts: A forward contract involves obligations of one party to purchase, and another party to sell, a specific amount of a currency (or a security or other financial instrument) at a future date, at a price established in the contract. A foreign exchange forward contract reduces the Fund’s exposure to changes in the value of the currency it will deliver and increases its exposure to changes in the value of the currency it will receive for the duration of the contract. The effect on the value of the Fund is similar to selling securities denominated in one currency and purchasing securities denominated in another currency. Forward contracts also may be structured

PROSPECTUS – THE FUNDS

for cash settlement, rather than physical delivery. The Fund may enter into non-deliverable currency forward contracts, which are a particular type of cash-settled forward contract that may be used to gain exposure to a non-convertible or relatively thinly traded foreign currency. Forward contracts typically are traded in the OTC market.

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Futures and Options on Futures: The Fund may purchase and sell financial futures contracts and related options on financial futures for any reason, including for hedging and risk management purposes. A futures contract is an agreement to buy or sell a set quantity of an underlying asset at a future date, or to make or receive a cash payment based on the value of a securities index, or some other asset, at a stipulated future date. The terms of futures contracts are standardized. In the case of a financial futures contract based upon a broad index, there is no delivery of the securities comprising the underlying index and a clearing corporation is the counterparty. An option on a futures contract gives the purchaser the right to buy or sell a futures contract in exchange for the payment of a premium.

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Options: The Fund may purchase and sell (or “write”) call and put options in respect of specific securities (or groups of specific securities), indexes, or currencies. A “call option” on a security is a contract that gives the option purchaser the right to buy a specific number of securities from the option seller (or “writer”) at a specific price prior to a specified date. For this right, the option purchaser pays the option seller a certain amount of money or “premium,” which amount is established before entering into the option contract. The seller or “writer” of that option is obligated to deliver the relevant security to the option purchaser upon exercise of the option. A “put option” on a security is a similar contract that gives the option purchaser the right to sell, and obligates the option writer to buy, the relevant security at the exercise price at any time during the option period. The Fund may not, however, buy a put option or sell a call option on a security unless the Fund actually holds the security that is the subject of the option. Options on securities indexes are similar to options on individual securities, except that instead of giving the option purchaser the right to receive or sell the relevant security, it gives the option purchaser the right to receive an amount of cash if the closing level of the relevant index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The Fund may buy or sell standardized options, which typically are listed on an exchange, or privately negotiated and customized options, which typically are traded in the OTC market. OTC options contracts generally are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options.

PROSPECTUS – THE FUNDS

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Swaps: The Fund may enter into interest rate, equity index, credit, currency and total return swap agreements, and swaptions (options on swaps) and similar transactions. The Fund may enter into these transactions for hedging purposes or in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified currencies, securities or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

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Asset Coverage for Derivatives: To the extent that the Fund is obligated under a derivatives contract to make a future payment, the Fund will be required to segregate or earmark on its books cash or other liquid assets to cover the Fund’s future obligations under the contract. This setting aside of assets generally is referred to as “cover.” With respect to swaps, futures and forward contracts that are contractually required to cash settle, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contract’s full notional value. In the case of futures and forward contracts that are not contractually required to cash settle, the Fund is required to set aside liquid assets equal to such contract’s full notional value (generally, the value of the asset underlying the contract at the time of valuation) during the period of time while the relevant positions are open. By setting aside assets equal to only its net obligations under cash-settled swaps, futures and forward contracts, the Fund will have the ability to employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund currently operates pursuant to an exemption from regulation by the CFTC as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The Fund’s investment approach incorporates the following:

•	A fundamental analysis of both companies and industries. This analysis attempts to determine the relative economic value of a business and support an assessment of the inherent investment risks.

•	Use of various quantitative screening tools to provide support for the construction of the portfolio.

PROSPECTUS – THE FUNDS

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, control various industry, sector or country risk exposure levels, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security. The Fund also may sell a stock when there has been a change in the fundamental company, industry or country factors that supported the original investment or when a company’s management has deviated from its financial plan or corporate strategy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Micro Cap Growth Fund

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy. For purposes of the policy, the Fund defines a micro-cap company as a company having a market capitalization at the time of purchase that is under $1 billion or falls within the market capitalization range of companies in the Russell Microcap® Index, a widely used benchmark for micro-cap stock performance. The market capitalization range of the Russell Microcap® Index as of June 30, 2015, following its annual reconstitution, was $12 million to $1.3 billion. This range varies daily.

The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

PROSPECTUS – THE FUNDS

Micro-cap companies represent the smallest sector of companies based on market capitalization. Micro-cap companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-cap stocks are not traded in the volume typical of stocks listed on a national securities exchange. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

The Fund may invest up to 10% of its net assets in securities of foreign (including emerging market) companies that are traded on a foreign securities exchange and denominated in a foreign currency. The Fund may invest without limitation in securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange. The Fund also may invest without limit in ADRs. ADRs are traded on U.S. securities exchanges and typically are issued by a financial institution (such as a U.S. bank) acting as a depositary and represent the depositary’s holdings of a specified number of shares of a foreign company. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign securities.

The Fund uses fundamental analysis to look for micro-cap companies that appear to have the potential for more rapid growth than the overall economy. The Fund seeks to identify micro-cap companies that generally exhibit faster-than-average gains in earnings and are expected to continue profit growth at a high level. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors, and interviews with management.

The Fund engages in active and frequent trading of its portfolio securities in seeking to achieve its investment objective, and typically will have a portfolio turnover rate of over 100% annually.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market

PROSPECTUS – THE FUNDS

instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Micro Cap Value Fund

To pursue its objective, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in equity securities of micro-cap companies. The Fund will provide shareholders with at least 60 days’ notice of any change in this policy. For purposes of the policy, the Fund defines a micro-cap company as a company having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell Microcap® Index, a widely used benchmark for micro-cap stock performance. The market capitalization range of the Russell Microcap® Index as of June 30, 2015, following its annual reconstitution, was $12 million to $1.3 billion. This range varies daily.

The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

The Fund attempts to invest in the securities of less well-known micro-cap companies selling at reasonable prices in relation to an assessment of their potential value. Micro-cap companies represent the smallest sector of companies based on market capitalization. Micro-cap companies may be in their earliest stages of development and may offer unique products, services or technologies or may serve special or rapidly expanding niches. Micro-cap stocks are not traded in the volume typical of stocks listed on a national securities exchange. The Fund is intended for investors who are willing to withstand the risk of short-term price fluctuations in exchange for attractive potential long-term returns.

The Fund may invest up to 10% of its net assets in securities of foreign (including emerging market) companies that are traded on a foreign securities exchange and denominated in a foreign currency. The Fund may invest without limitation in securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange. The Fund also may invest without limit in ADRs. ADRs are traded on U.S. securities exchanges and typically are issued by a financial institution (such as a U.S. bank) acting as a depositary and represent the

PROSPECTUS – THE FUNDS

depositary’s holdings of a specified number of shares of a foreign company. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign securities.

The Fund seeks to invest in micro-cap companies that appear to be undervalued and that appear to have good prospects for improvement in earnings trends, asset values, or other positive attributes. The Fund evaluates companies based on an analysis of their financial statements, products and operations, market sectors, and interviews with management. The Fund chooses stocks using:

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Quantitative research to identify stocks we believe represent the best bargains. As part of this process, we may look at the price of a company’s stock in relation to the company’s book value, its sales, the value of its assets, its earnings and its cash flow.

•	Fundamental research to evaluate a company’s operating environment, resources, and strategic plans and to assess its prospects for exceeding earnings expectations.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Value Opportunities Fund

To pursue its objective, the Fund normally invests at least 65% of its net assets in equity securities of small and mid-sized companies. The remainder of the Fund’s assets may be invested in companies of any size. The Fund may change this policy at any time.

PROSPECTUS – THE FUNDS

Small and mid-sized companies are defined as companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Russell 2500™ Index, a widely used benchmark for small and mid-sized stock performance. The market capitalization range of the Russell 2500™ Index as of June 30, 2015, following its most recent annual reconstitution, was approximately $103 million to $11.5 billion. This range varies daily.

The Fund may invest in any security that represents equity ownership in a company. Equity securities in which the Fund may invest include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar economic characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

The Fund attempts to invest in smaller, less well-known companies and mid-sized companies that the investment team believes have been undervalued by the market and whose securities are selling at reasonable prices in relation to an assessment of their potential or intrinsic value. A security may be undervalued by the market because of a lack of awareness of the company’s intrinsic value or a lack of recognition of the company’s future potential. In addition, a company may be undervalued because it may be temporarily out of favor by the market. The Fund seeks to identify companies that have the strongest fundamentals relative to valuations and looks for positive factors that the Fund believes are likely to improve the value of the company’s stock price.

The Fund may invest up to 10% of its net assets in securities of foreign (including emerging market) companies that are traded on a foreign securities exchange and denominated in a foreign currency. The Fund may invest without limitation in securities of companies that do not meet these criteria but represent economic exposure to foreign markets, including securities of companies that are organized or operated in a foreign country but primarily trade on a U.S. securities exchange. The Fund also may invest without limit in ADRs. ADRs are traded on U.S. securities exchanges and typically are issued by a financial institution (such as a U.S. bank) acting as a depositary and represent the depositary’s holdings of a specified number of shares of a foreign company. An ADR entitles the holder to all dividends and capital gains earned by the underlying foreign securities.

The Fund selects stocks using:

•	Quantitative research to identify stocks the Fund believes represent the best bargains. As part of this process, the Fund may look at the price of a company’s stock in relation to the company’s book value, its sales, the value of its assets, its earnings and cash flow.

PROSPECTUS – THE FUNDS

•	Fundamental research to evaluate a company’s operating environment, resources, and strategic plans and to assess its prospects for exceeding earnings expectations.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or for a variety of other reasons, such as to secure gains, limit losses, redeploy assets into opportunities believed to be more promising, or satisfy redemption requests, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that may be inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

PRINCIPAL RISKS

Alpha Strategy Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the best potential for favorable results.

The principal risks you assume when investing in the Fund, which also are principal risks of investing in the underlying funds, are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the underlying funds and the risks associated with an investment in the Fund.

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Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in

PROSPECTUS – THE FUNDS

which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses as well as their proportionate share of the Fund’s fees and expenses.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds to allocate their respective assets, and the strategies used and investments selected by such portfolio management, may fail to produce the intended results and the Fund and/or the underlying funds may not achieve their objectives. The securities selected for the Fund and/or underlying funds may not perform as well as other securities that were not selected for the Fund and/or underlying funds. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the underlying funds. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

PROSPECTUS – THE FUNDS

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Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

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Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

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Micro-Cap, Small, and Mid-Sized Company Risk: Investments in micro-cap, small, and mid-sized companies may involve greater risks than investments in larger, more established companies. Micro-cap, small, and mid-sized companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to

PROSPECTUS – THE FUNDS

changing economic, market, and industry conditions. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, micro-cap, small, and mid-sized companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of micro-cap, small, and mid-sized company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term, which may affect the Fund’s ability to purchase or sell these securities. Although investing in micro-cap, small, and mid-sized companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Micro-cap, small, and mid-sized companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

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Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time.

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Foreign and Emerging Market Company Risk: Investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets.

PROSPECTUS – THE FUNDS

Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

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Foreign Currency Risk: Certain of the underlying funds may invest a portion of their assets in securities that are denominated or receive revenues in foreign (including emerging market) currencies. Such securities are subject to the risk that the relevant currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a

PROSPECTUS – THE FUNDS

variety of reasons. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the underlying funds that are denominated in those currencies, including the value of any income distributions payable to an underlying fund as a holder of those securities. An underlying fund may, but is not required to, enter into certain hedging transactions in an attempt to reduce its foreign currency exposure. The underlying funds’ use of currency-related transactions involves the risk that an underlying fund will not accurately predict currency movements and the underlying fund’s return could be reduced as a result, in addition to the underlying fund incurring transaction costs. Also, it may be difficult or impractical to hedge currency risk in many emerging market countries. The risks associated with exposure to emerging market currencies may be heightened in comparison to those associated with exposure to developed market currencies.

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Derivatives Risk: Investment exposure to derivatives may increase the Fund’s volatility and/or reduce its returns. Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. In addition, many types of derivatives involve heightened counterparty, liquidity, leverage, and other risks. Counterparty risk is the risk that the other party in a transaction may fail to fulfill its contractual obligations, leaving the Fund or an underlying fund to bear the resulting losses. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free. If there is no liquid secondary trading market for derivatives, the Fund or an underlying fund may be unable to sell or otherwise close a derivatives position, exposing it to losses and making it more difficult to value accurately any derivatives in its portfolio.

Because derivatives involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify losses and increase volatility. Short selling derivatives the Fund does not own involves heightened leverage. This means that the Fund’s losses will be magnified if the Fund short sells index futures and the reference index later increases in value. The Fund and each underlying fund will be required to identify and earmark permissible liquid assets to cover its obligations under derivative transactions. The Fund and/or an underlying fund may have to liquidate positions before it is desirable to do so in order to fulfill its requirements to provide asset coverage for derivative transactions. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives. Furthermore, new regulation may make derivatives more costly, limit their availability, or otherwise adversely affect their value.

PROSPECTUS – THE FUNDS

There is no assurance that the Fund or the underlying funds will be able to employ their derivatives strategies successfully. The impact of derivatives on the performance of the Fund or an underlying fund will depend on the ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If such factors are incorrectly forecasted, the performance of the Fund or an underlying fund could suffer. Although hedging may reduce or eliminate losses, it may also reduce or eliminate gains.

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Fundamental Equity Fund and Value Opportunities Fund

As used in this subsection of the prospectus, the term “the Fund” refers to Fundamental Equity Fund and Value Opportunities Fund, unless reference to a specific Fund is provided.

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the best potential for favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

PROSPECTUS – THE FUNDS

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

PROSPECTUS – THE FUNDS

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Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

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Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform. (This risk applies to Fundamental Equity Fund.)

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Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. Mid-sized and smaller companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, mid- sized and smaller companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and smaller company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term, which may affect the Fund’s ability to purchase or sell these securities. Although investing in mid-sized and smaller companies offers potential for above-average returns, these companies may not succeed and the value of

PROSPECTUS – THE FUNDS

their stock could decline significantly. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

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Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced.

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Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to

PROSPECTUS – THE FUNDS

the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

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Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, extended vacancies, failure to collect rents, the ability of the company to finance property purchases and renovations, changes to the tax laws, failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions. REITs also are subject to default or prepayments by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended. REITs may be more volatile and/or more illiquid than other types of equity securities. (This risk applies to Value Opportunities Fund.)

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress.

PROSPECTUS – THE FUNDS

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High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years. (This risk applies to Fundamental Equity Fund.)

Growth Leaders Fund

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the best potential for favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

PROSPECTUS – THE FUNDS

A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

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Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

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Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

PROSPECTUS – THE FUNDS

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Growth Investing Risk: Growth stocks may trade at higher multiples of current earnings as compared to other stocks, which may lead to inflated prices. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. Growth stocks are subject to potentially greater declines in value if, among other things, the stock is subject to significant investor speculation but fails to increase as anticipated. Growth investing has been in and out of favor during past market cycles. During periods when growth investing is out of favor or when markets are unstable, selling growth stocks at a desired price may be more difficult. Growth stocks may be more volatile than other slower-growing securities.

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Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

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Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. Mid-sized and smaller companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, mid- sized and smaller companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and smaller company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term, which may affect the Fund’s ability to purchase or sell these securities. Although investing in mid-sized and smaller companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform.

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Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as

PROSPECTUS – THE FUNDS

compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

PROSPECTUS – THE FUNDS

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

International Core Equity Fund, International Dividend Income Fund, and International Opportunities Fund

As used in this subsection of the prospectus, the term “the Fund” refers to each of International Core Equity Fund, International Dividend Income Fund, and International Opportunities Fund, unless reference to a specific Fund is provided.

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the best potential for favorable results.

PROSPECTUS – THE FUNDS

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

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Portfolio Management Risk: The Fund’s fundamental research and quantitative analysis may fail to produce the intended result and the Fund may not achieve its objective. There is no guarantee that the Fund’s use of quantitative analytical tools will be successful. Factors that affect a security’s value can change over time and these changes may not be reflected in the information the portfolio managers will use. Investments selected using this strategy may perform differently than expected as a result of the factors used in the tools and technical issues in the construction and implementation of the analytical models. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result of the risks associated with the Fund’s investment strategies, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or strategies, and may generate losses even in a rising market. (This risk applies to International Core Equity Fund.)

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Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market. (This risk applies to International Dividend Income Fund and International Opportunities Fund.)

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

PROSPECTUS – THE FUNDS

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Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

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Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

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Dividend Risk: Depending on market conditions, securities of dividend paying companies that meet the Fund’s investment criteria may not be widely available, limiting the Fund’s ability to produce current income and increasing the volatility of the Fund’s returns. At times, the performance of dividend paying companies may lag the performance of other companies or the broader market as a whole. The dividend payments of the Fund’s

PROSPECTUS – THE FUNDS

portfolio companies may vary over time, and there is no guarantee that a company will pay a dividend at all. A sharp rise in interest rates or an economic downturn could cause a company to reduce or eliminate its dividend. The reduction or elimination of dividends in the stock market as a whole may limit the Fund’s ability to produce current income. If dividend paying companies are highly concentrated in only a few market sectors, then the Fund’s portfolio may become less diversified, and the Fund’s return may become more volatile. (This risk applies to International Dividend Income Fund.)

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Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund

PROSPECTUS – THE FUNDS

invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

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Foreign Currency Risk: The Fund may invest in securities that are denominated or receive revenues in foreign currencies. Such securities are subject to the risk that the relevant currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a variety of reasons. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the Fund that are denominated in those currencies, including the value of any income distributions payable to the Fund as a holder of those securities. The Fund’s use of currency-related transactions involves the risk that Lord Abbett will not accurately predict currency movements and the Fund’s return could be reduced as a result, in addition to the Fund incurring transaction costs. Also, it may be difficult or impractical to hedge currency risk in many developing or emerging countries. The risks associated with exposure to emerging market currencies may be heightened in comparision to those associated with exposure to developed market currencies.

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Geographic Concentration Risk: To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such region may have a greater impact on Fund performance relative to a more geographically diversified fund.

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Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion. Large companies also may fall out of

PROSPECTUS – THE FUNDS

favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform. (This risk applies to International Core Equity Fund and International Dividend Income Fund.)

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Mid-Sized and Small Company Risk: Investments in mid-sized and smaller companies may involve greater risks than investments in larger, more established companies. Mid-sized and smaller companies generally have narrower product lines, more limited financial resources, less experienced and relatively small management groups, and unproven track records, which may cause them to be more sensitive to changing economic, market, and industry conditions. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, mid- sized and smaller companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of mid-sized and smaller company stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks, especially over the short term, which may affect the Fund’s ability to purchase or sell these securities. Although investing in mid-sized and smaller companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly. Mid-sized and smaller companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. (This risk applies to International Dividend Income Fund and International Opportunities Fund.)

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Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. (This risk applies to International Dividend Income Fund.)

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Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result. Different investment styles tend to shift in and out of favor depending upon market

PROSPECTUS – THE FUNDS

and economic conditions as well as investor sentiment. The Fund intends to employ a blend of growth and value investment styles depending on market conditions, either of which may fall out of favor from time to time. (This risk applies to International Core Equity Fund and International Opportunities Fund.)

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Derivatives Risk: Derivatives are subject to certain risks, including the risk that the value of the derivative may not correlate with the value of the underlying security, rate, or index in the manner anticipated by portfolio management. Derivatives may be more sensitive to changes in economic or market conditions than the underlying security, rate, or index and may become illiquid. Derivatives also are subject to counterparty risk, which means that the counterparty may fail to perform its obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not make these transactions risk-free.

Because derivatives may involve a small amount of cash relative to the total amount of the transaction (known as leverage), the magnitude of losses from derivatives may be greater than the amount originally invested by the Fund in the derivative instrument. This is known as leverage risk. The Fund’s use of leverage may make the Fund more volatile. The Fund will be required to identify and earmark permissible liquid assets to cover its obligations under these transactions. The Fund may have to liquidate positions before it is desirable to do so in order to fulfill these coverage requirements. The Fund’s use of derivatives may affect the amount, timing and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

There is no assurance that the Fund will be able to employ its derivatives strategy successfully. Whether the Fund’s use of derivatives is successful will depend on, among other things, the Fund’s ability to correctly forecast market movements, company and industry valuation levels and trends, changes in foreign exchange rates, and other factors. If the Fund incorrectly forecasts these and other factors, the Fund’s performance could suffer. Although hedging and other risk management measures may reduce or eliminate losses, they may also reduce or eliminate gains.

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Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, extended vacancies, failure to collect rents, the ability of the company to finance property purchases and renovations, changes to the tax laws, failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or

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general economic conditions. REITs also are subject to default or prepayments by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended. REITs may be more volatile and/or more illiquid than other types of equity securities. (This risk applies to International Dividend Income Fund.)

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Micro Cap Growth Fund and Micro Cap Value Fund

As used in this subsection of the prospectus, the term “the Fund” refers to each of Micro Cap Growth Fund and Micro Cap Value Fund, unless reference to a specific Fund is provided.

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully

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evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the best potential for favorable results.

The principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the SAI for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Portfolio Management Risk: The strategies used and investments selected by the Fund’s portfolio management team may fail to produce the intended result and the Fund may not achieve its objective. The securities selected for the Fund may not perform as well as other securities that were not selected for the Fund. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, and may generate losses even in a rising market.

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Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole. In addition, data imprecision, technology malfunctions, operational errors, and similar factors may adversely affect a single issuer, a group of issuers, an industry, or the market as a whole. Prices of equity securities tend to rise and fall more dramatically than those of debt securities. A slower-growth or recessionary economic environment could have an adverse effect on the prices of the various securities held by the Fund. Economies and financial markets throughout the world are becoming increasingly interconnected, which raises the likelihood that events or conditions in one country or region will adversely affect markets or issuers in other countries or regions.

•

Equity Securities Risk: Investments in equity securities represent ownership in a company that fluctuates in value with changes in the company’s financial condition. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Certain segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Price movements may result from factors affecting individual companies, sectors, or industries selected for the Fund’s portfolio or the securities market as a whole, including periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions, changes in political or social conditions, and lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs, or a negative outlook for the

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future performance of the company. As compared with preferred stock and debt, common stock generally involves greater risk and has lower priority when liquidation, bankruptcy, and dividend payments are made. Because convertible securities have certain features that are common to fixed income securities and may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

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Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, the percentage of the Fund’s assets invested in specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. The Fund may be overweight in certain industries and sectors at various times relative to its benchmark index. If the Fund invests a significant portion of its assets in a particular industry or sector, the Fund is subject to the risk that companies in the same industry or sector are likely to react similarly to legislative or regulatory changes, adverse market conditions, increased competition, or other factors generally affecting that market segment. In such cases, the Fund would be exposed to an increased risk that the value of its overall portfolio will decrease because of events that disproportionately affect certain industries and/or sectors. The industries and sectors in which the Fund may be overweighted will vary. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole, and the Fund’s investments in these industries and sectors may be disproportionately susceptible to losses even if not overweighted.

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Micro-Cap Company Risk: The Fund invests primarily in equity securities of micro-cap companies, which typically involve greater investment risks than larger, more established companies. As compared to larger companies, micro-cap companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in markets that have not yet been established. Accordingly, micro-cap company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Micro-cap companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

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Growth Investing Risk: Growth stocks may trade at higher multiples of current earnings as compared to other stocks, which may lead to inflated prices. Growth stocks often are more sensitive to market fluctuations than

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other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. Growth stocks are subject to potentially greater declines in value if, among other things, the stock is subject to significant investor speculation but fails to increase as anticipated. Growth investing has been in and out of favor during past market cycles. During periods when growth investing is out of favor or when markets are unstable, selling growth stocks at a desired price may be more difficult. Growth stocks may be more volatile than other slower-growing securities. (This risk applies to Micro Cap Growth Fund.)

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Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. (This risk applies to Micro Cap Value Fund.)

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Foreign and Emerging Market Company Risk: The Fund’s investments in foreign (including emerging market) companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations (including limitations on currency movements and exchanges), the imposition of economic sanctions or other government restrictions, higher transaction and other costs, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Investments in foreign companies also may be adversely affected by governmental actions such as the nationalization of companies or industries, expropriation of assets, or confiscatory taxation. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign company securities also may be subject to thin trading volumes and reduced liquidity, which may lead to greater price fluctuation. A change in the value of a foreign currency relative to the U.S. dollar will change the value of securities held by the Fund that are denominated in that foreign currency, including the value of any income distributions payable to the Fund as a holder of such securities. Currency exchange rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the overall economic health of the issuer. Devaluation of a currency by a country’s government or banking authority also will have an adverse impact on the U.S. dollar value of any investments denominated in that currency. These

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and other factors can materially adversely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations. The Fund may invest in securities of issuers whose economic fortunes are linked to non-U.S. markets, but which principally are traded on a U.S. securities market or exchange and denominated in U.S. dollars. To the extent the Fund invests in this manner, the percentage of the Fund’s assets that is exposed to the risks associated with foreign companies may exceed the percentage of the Fund’s assets that is invested in foreign securities that are principally traded outside of the U.S. The Fund’s investments in emerging market companies generally are subject to heightened risks compared to its investments in developed market companies. The securities markets of emerging countries tend to be less liquid, especially subject to greater price volatility, have a smaller market capitalization, have less government regulation and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as securities issued in more developed countries. Further, investing in the securities of issuers located in certain emerging countries may present a greater risk of loss resulting from problems in security registration and custody or substantial economic or political disruptions. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

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Real Estate Risk: An investment in a REIT generally is subject to the risks that impact the value of the underlying properties of the REIT. These risks include loss to casualty or condemnation, and changes in supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. Other factors that may adversely affect REITs include poor performance by management of the REIT, extended vacancies, failure to collect rents, the ability of the company to finance property purchases and renovations, changes to the tax laws, failure by the REIT to qualify for tax-free distribution of income, and changes in local, regional, or general economic conditions. REITs also are subject to default or prepayments by borrowers and self-liquidation, and are heavily dependent on cash flow. Some REITs lack diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. Mortgage REITs may be impacted by the quality of the credit extended. REITs may be more volatile and/or more illiquid than other types of equity securities. (This risk applies to Micro Cap Value Fund.)

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Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. The Fund may be

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unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities’ resale. Certain securities that are liquid when purchased may later become illiquid, particularly in times of overall economic distress.

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High Portfolio Turnover Risk: High portfolio turnover may result in increased brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example in the prospectus and shareholder reports, but they can reduce the Fund’s investment performance. If the Fund realizes capital gains when it sells investments, it generally must pay those gains to shareholders, resulting in higher taxes to shareholders when Fund shares are held in a taxable account. Realized capital gains that are considered “short term” for tax purposes result in higher taxes to shareholders than long term capital gains. The Financial Highlights table at the end of the prospectus shows the Fund’s portfolio turnover rate during past fiscal years. (This risk applies to Micro Cap Growth Fund.)

ADDITIONAL OPERATIONAL RISKS

In addition to the principal investment risks described above, the Funds also may be subject to certain operational risks, including:

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Cyber Security Risk: As the use of technology has become more prevalent in the course of business, Lord Abbett has become more susceptible to operational and information security risks. Cyber incidents can result from deliberate attacks or unintentional events and include, but are not limited to, gaining unauthorized access to electronic systems for purposes of misappropriating assets, personally identifiable information (“PII”) or proprietary information (e.g., trading models and algorithms), corrupting data, or causing operational disruption, for example, by compromising trading systems or accounting platforms. Other ways in which the business operations of Lord Abbett, other service providers, or issuers of securities in which Lord Abbett invests a shareholder’s assets may be impacted include interference with a shareholder’s ability to value its portfolio, the unauthorized release of PII or confidential information, and violations of applicable privacy, recordkeeping and other laws. A shareholder and/or its account could be negatively impacted as a result.

While Lord Abbett has established internal risk management security protocols designed to identify, protect against, detect, respond to and recover from cybersecurity incidents, there are inherent limitations in such protocols including the possibility that certain threats and vulnerabilities have not been identified or made public due to the evolving nature of cybersecurity threats. Furthermore, Lord Abbett cannot control the cyber security systems of third

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party service providers or issuers. There currently is no insurance policy available to cover all of the potential risks associated with cyber incidents. Unless specifically agreed by Lord Abbett separately or required by law, Lord Abbett is not a guarantor against, or obligor for, any damages resulting from a cyber security-related incident.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Funds’ policies and procedures regarding the disclosure of the Funds’ portfolio holdings is available in the SAI. Further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUNDS

Board of Trustees. The Board oversees the management of the business and affairs of the Funds. The Board meets regularly to review the Funds’ portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord Abbett.

Investment Adviser. The Funds’ investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes and manages approximately $125.4 billion in assets across a full range of mutual funds, institutional accounts, and separately managed accounts, including $1.4 billion for which Lord Abbett provides investment models to managed account sponsors, as of December 31, 2015.

Portfolio Managers. The Funds are managed by an experienced portfolio manager or experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Alpha Strategy Fund. Giulio Martini, Portfolio Manager, heads the Fund’s team. Mr. Martini joined Lord Abbett in and has been a member of the team since 2015. Mr. Martini was formerly a Global Investment Strategist at Anderson Global Macro LLC from 2012 to 2015 and Chief Investment Officer of Currency Strategies at Sanford C. Bernstein & Co. from 1985 to 2012. Additional members of the Fund’s team are Robert I. Gerber, Partner and Chief Investment Officer, and Robert A. Lee, Partner and Deputy Chief Investment Officer. Mr. Gerber joined Lord Abbett in 1997 and has been a member of the team of the Fund since 2005. Mr. Lee joined Lord Abbett in 1997 and has been a member of the Fund’s team since 2016. Messrs. Martini, Gerber, and Lee are

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jointly and primarily responsible for the day-to-day management of the Fund. Mr. Gerber will retire from Lord Abbett effective June 30, 2016, at which time Mr. Lee will succeed him as Lord Abbett’s Chief Investment Officer.

Fundamental Equity Fund. Sean J. Aurigemma, Portfolio Manager, heads the Fund’s team and is primarily responsible for the day-to-day management of the Fund. Mr. Aurigemma joined Lord Abbett in 2007 and has been a member of the team since 2010.

Growth Leaders Fund. The team is headed by F. Thomas O’Halloran, Partner and Portfolio Manager, who joined Lord Abbett in 2001. Assisting Mr. O’Halloran are Arthur K. Weise, Partner and Portfolio Manager, who joined Lord Abbett in 2007 and Mr. Vernon T. Bice, Portfolio Manager, who joined Lord Abbett in 2011. Mr. Bice was formerly an Investment Associate at UBS from 2007 to 2011. Messrs. O’Halloran, Weise, and Bice are jointly and primarily responsible for the day-to-day management of the Fund and have been members of the team since the Fund’s inception.

International Core Equity Fund. Didier O. Rosenfeld, Director, heads the Fund’s team. Assisting Mr. Rosenfeld is Frederick J. Ruvkun, Partner and Portfolio Manager. Messrs. Rosenfeld and Ruvkun are jointly and primarily responsible for the day-to-day management of the Fund. Mr. Rosenfeld joined Lord Abbett in 2015 and has been a member of the team since 2016. Mr. Rosenfeld was formerly a Portfolio Manager and Senior Analyst at Cornerstone Capital Management from 2014 to 2015 and a Managing Director at State Street Global Advisors from 2000 to 2013. Mr. Ruvkun joined Lord Abbett in 2006 and has been a member of the team since 2016.

International Dividend Income Fund. Vincent J. McBride, Partner and Director, heads the Fund’s team. Assisting Mr. McBride is Todd D. Jacobson, Partner and Associate Director. Messrs. McBride and Jacobson are jointly and primarily responsible for the day-to-day management of the Fund. Mr. McBride joined Lord Abbett in 2003 and has been a member of the team since the Fund’s inception. Mr. Jacobson joined Lord Abbett in 2003 and has been a member of the team since 2013.

International Opportunities Fund. Todd D. Jacobson, Partner and Associate Director, heads the team. Mr. Jacobson joined Lord Abbett in 2003 and has been a member of the team since that time. Assisting Mr. Jacobson is A. Edward Allinson, Portfolio Manager. Mr. Allinson joined Lord Abbett and has been a member of the team since 2005. Messrs. Jacobson and Allinson are jointly and primarily responsible for the day-to-day management of the Fund. Vincent J. McBride, Partner and Director, is a senior member of the team. Mr. McBride joined Lord Abbett in 2003 and has been a member of the team since that time.

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Micro Cap Growth Fund. F. Thomas O’Halloran, Partner and Portfolio Manager, heads the team. Mr. O’Halloran joined Lord Abbett in 2001 and has been a member of the team since 2006. Assisting Mr. O’Halloran is Arthur K. Weise, Partner and Portfolio Manager, who joined Lord Abbett in and has been a member of the team since 2007, and Matthew R. DeCicco, Portfolio Manager, who joined Lord Abbett in 1999 and has been a member of the team since 2002. Messrs. O’Halloran, Weise, and DeCicco are jointly and primarily responsible for the day-to-day management of the Fund.

Micro Cap Value Fund and Value Opportunities Fund. Thomas B. Maher, Partner and Portfolio Manager, and Justin C. Maurer, Partner and Portfolio Manager, are jointly and primarily responsible for the day-to-day management of the Funds. Messrs. Maher and Maurer joined Lord Abbett in 2003 and 2001, respectively, and have been members of Micro Cap Value Fund’s team since 2013. Messrs. Maher and Maurer have been members of Value Opportunities Fund’s team since 2005 and 2007, respectively.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Lord Abbett is entitled to an annual management fee based on Alpha Strategy Fund’s average daily net assets. The management fee is calculated at 0.10% on the Fund’s average daily net assets.

For the fiscal year ended October 31, 2015, Lord Abbett waived its entire management fee for Alpha Strategy Fund.

Lord Abbett is entitled to a management fee for Fundamental Equity Fund as calculated at the following annual rates:

0.75% on the first $200 million of average daily net assets;
0.65% on the next $300 million of average daily net assets; and
0.50% on the Fund’s average daily net assets over $500 million.

For the fiscal year ended October 31, 2015, the effective annual rate of the fee paid to Lord Abbett was 0.52% for Fundamental Equity Fund.

Lord Abbett is entitled to a management fee for Growth Leaders Fund as calculated at the following annual rates:

0.55% on the first $2 billion of average daily net assets; and
0.50% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended October 31, 2015, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.40% for Growth Leaders Fund.

Lord Abbett is entitled to a management fee for each of International Core Equity Fund and International Dividend Income Fund as calculated at the following annual rates:

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0.70% on the first $1 billion of average daily net assets;
0.65% on the next $1 billion of average daily net assets; and
0.60% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended October 31, 2015, the effective annual rate of the fee paid to Lord Abbett, net of any applicable waivers or reimbursements, was 0.49%, and 0.59% for International Core Equity Fund and International Dividend Income Fund, respectively.

Lord Abbett is entitled to a management fee for International Opportunities Fund as calculated at the following annual rates:

0.75% on the first $1 billion of average daily net assets;
0.70% on the next $1 billion of average daily net assets; and
0.65% on the Fund’s average daily net assets over $2 billion.

For the fiscal year ended October 31, 2015, the effective annual rate of the fee paid to Lord Abbett was 0.75% for International Opportunities Fund.

Lord Abbett is entitled to a management fee of 1.50% on average daily net assets of each of Micro Cap Growth Fund and Micro Cap Value Fund.

For the fiscal year ended October 31, 2015, the effective annual rate of the fee paid to Lord Abbett was 1.50% for each of Micro Cap Growth Fund and Micro Cap Value Fund.

Lord Abbett is entitled to a management fee for Value Opportunities Fund as calculated at the following annual rates:

0.75% on the first $1 billion of average daily net assets;
0.70% on the next $1 billion of average daily net assets;
0.65% on the next $3 billion of average daily net assets; and
0.58% on the Fund’s average daily net assets over $5 billion.

For the fiscal year ended October 31, 2015, the effective annual rate of the fee paid to Lord Abbett was 0.70% for Value Opportunities Fund.

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets. Each Fund pays all of its expenses not otherwise expressly assumed by Lord Abbett or borne by the underlying funds, as applicable.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval generally is available in the Funds’ semiannual report to shareholders for the six-month period ended April 30th.

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INFORMATION ABOUT THE AVAILABILITY OF MICRO CAP GROWTH FUND AND MICRO CAP VALUE FUND

Micro Cap Growth Fund and Micro Cap Value Fund are not available for purchase other than as described below. Please contact Lord Abbett Distributor LLC, the Funds’ principal underwriter (“Lord Abbett Distributor”), at 800-201-6984, ext. 2936 with any questions about eligibility of investing in the Funds.

Micro Cap Growth Fund and Micro Cap Value Fund Class A Shares

The Funds offer Class A shares only to: employees and partners of Lord Abbett; officers, directors or trustees of Lord Abbett-sponsored funds; the spouses and children under the age of 21 of such persons; retired persons who formerly held such positions; and trusts and foundations established by any of such persons. These are the only individuals who are eligible Purchasers (as defined below) with respect to Class A shares of the Fund.

Micro Cap Growth Fund and Micro Cap Value Fund Class I Shares

The Funds offer Class I shares only to: the Lord Abbett 401(k) plan; each registered investment company within the Lord Abbett Family of Funds that operates as a fund of funds; and institutional investors, including companies, foundations, endowments, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum investment of at least $1 million, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program, as described under the section “Additional Information about the Availability of Share Classes – Class I Shares.” Class I shares of the Funds are not available to other categories of investors who may be eligible to purchase Class I shares of other Lord Abbett Funds.

As used in the remaining portion of this prospectus, the terms “a Fund,” “each Fund,” and “the Fund” refer to each Fund individually or the Funds collectively, as the context may require, unless reference to a specific Fund is provided.

CHOOSING A SHARE CLASS

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a share class include:

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•	the amount you plan to invest;

•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future;

•	the availability of the share class;

•	the services that will be available to you; and

•	the amount of compensation that your financial intermediary will receive.

If you plan to invest a large amount and your investment horizon is five years or more, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Retirement and Benefit Plans and Fee-Based Programs

The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available through your financial intermediary. Your financial intermediary may receive different compensation depending upon which class you choose.

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Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)

Front-End Sales Charge	Up to 5.75%; reduced or waived for large purchases and certain investors; eliminated for purchases of $1 million or more

CDSC	1.00% on redemptions made within one year following purchases of $1 million or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Distribution and Service (12b-1) Fee(2) (for Micro Cap Growth Fund and Micro Cap Value Fund only)	None

Automatic Conversion	None

Exchange Privilege(3)	Class A shares of most Lord Abbett Funds

Class B Shares

Availability

Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution.

Front-End Sales Charge	None

CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Automatic Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(4)

Exchange Privilege(3)	Class B shares of most Lord Abbett Funds

Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Automatic Conversion	None

Exchange Privilege(3)	Class C shares of most Lord Abbett Funds

PROSPECTUS – THE FUNDS

Class F Shares

Availability	Available only to eligible fee-based advisory programs and certain registered investment advisers

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(5)

Automatic Conversion	None

Exchange Privilege(3)	Class F shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class I shares of most Lord Abbett Funds

Class P Shares

Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(6)

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%

Automatic Conversion	None

Exchange Privilege(3)	Class P shares of most Lord Abbett Funds

Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Automatic Conversion	None

Exchange Privilege(3)	Class R2 shares of most Lord Abbett Funds

PROSPECTUS – THE FUNDS

Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Automatic Conversion	None

Exchange Privilege(3)	Class R3 shares of most Lord Abbett Funds

Class R4 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege(3)	Class R4 shares of most Lord Abbett Funds

Class R5 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R5 shares of most Lord Abbett Funds

PROSPECTUS – THE FUNDS

Class R6 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R6 shares of most Lord Abbett Funds

(1)

Effective as of the close of business on December 31, 2015, Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”

(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class A and R4 shares, 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class I, R5, and R6 shares.

(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(4)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(5)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”
(6)	Class P shares are closed to substantially all new investors.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Investment Minimums — Initial/Additional Investments

Class	A and C	F, P, R2, R3, R4, R5, and R6	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	See below

Invest-A-Matic Accounts	$250/$50	N/A	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum

PROSPECTUS – THE FUNDS

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor.

Additional Information about the Availability of Share Classes

Class A Shares. Effective as of the close of business on December 31, 2015, Class A shares are closed to substantially all new retirement and benefit plans, except that (i) retirement and benefit plans that have invested in Class A shares of the Fund as of the close of business on December 31, 2015 may continue to hold Class A shares of that Fund and may make additional purchases of Class A shares, including purchases by new plan participants; and (ii) retirement and benefit plans that did not hold Class A shares of the Fund as of the close of business on December 31, 2015 may invest in Class A shares if such shares are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

Class B Shares. The Fund no longer offers Class B shares for new or additional investments. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as permitted by the current exchange privileges. The 12b-1 fee, contingent deferred sales charge (“CDSC”), and conversion features will continue to apply to Class B shares held by shareholders. Any purchase request for Class B shares will be deemed to be a purchase request for Class A shares and will be subject to any applicable sales charge.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds (as defined below) under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction.

PROSPECTUS – THE FUNDS

Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor and to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

•

Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in each Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee- based program the participation in which is available to non-institutional investors, as described below.

•

Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory program are not subject to the $1 million minimum initial investment.

•

Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that Class I shares are not available for purchase by or on behalf of:

PROSPECTUS – THE FUNDS

o

Participants in fee-based broker-dealer-sponsored investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the participant pays for all or a specified number of transactions, including mutual fund purchases, in the participant’s account during a certain period; or

o

Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

•

Participants in bank-offered fee-based programs may purchase Class I shares without any minimum initial investment if: (i) the program offers asset allocation models for which the bank or an affiliate of the bank has sole discretion to select mutual funds included in the model and determine the percentage of the model allocated among those funds; and (ii) the program uses institutional mutual fund share classes exclusively.

•

Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

•

Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Effective as of the close of business on December 31, 2015, Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

PROSPECTUS – THE FUNDS

•

Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

SALES CHARGES

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

PROSPECTUS – THE FUNDS

Class A Share Front-End Sales Charge. Front-end sales charges are applied only to Class A shares. You buy Class A shares at the offering price, which is the net asset value (“NAV”) plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A shares. The table below shows the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the amount you purchase.

Front-End Sales Charge — Class A Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $50,000	5.75%	6.10%	.9425	5.00%

$50,000 to $99,999	4.75%	4.99%	.9525	4.00%

$100,000 to $249,999	3.95%	4.11%	.9605	3.25%

$250,000 to $499,999	2.75%	2.83%	.9725	2.25%

$500,000 to $999,999	1.95%	1.99%	.9805	1.75%

$1,000,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2.	shares held for six years or more (Class B), or one year or more (Class A and Class C); and

3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and Class C).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party.

PROSPECTUS – THE FUNDS

Class A Share CDSC. If you buy Class A shares of the Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected. Class F, I, P, R2, R3, R4, R5, and R6 shares are not subject to a CDSC.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (as a % of Amount Subject to CDSC)

Before the 1st	5.0%

On the 1st, before the 2nd	4.0%

On the 2nd, before the 3rd	3.0%

On the 3rd, before the 4th	3.0%

On the 4th, before the 5th	2.0%

On the 5th, before the 6th	1.0%

On or after the 6th anniversary(2)	None

(1)	The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1st will be May 1st of each succeeding year.
(2)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

SALES CHARGE REDUCTIONS AND WAIVERS

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or

PROSPECTUS – THE FUNDS

your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds (as defined below) in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchases in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•

Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A Share Front-End Sales Charge.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class I, R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of

PROSPECTUS – THE FUNDS

Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class I, R2, R3, R4, R5, and R6 share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described below in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual and his or her spouse may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

•	purchases of $1 million or more (may be subject to a CDSC);

•

purchases by retirement and benefit plans with at least 100 eligible employees, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

PROSPECTUS – THE FUNDS

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans and that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•

purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program, provided that the financial intermediaries or their trading agents have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases;

•

purchases by employees of eligible institutions under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), maintaining individual custodial accounts held by a broker-dealer that has entered into a settlement agreement with a regulatory body, including the Financial Industry Regulatory Authority, regarding the availability of Class A shares for purchase without a front-end sales charge or CDSC;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases by trustees or custodians of any pension or profit sharing plan, or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class B or C shares of the Fund related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse

PROSPECTUS – THE FUNDS

the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	certain other types of investors may qualify to purchase Class A shares without a front-end sales charge as described in the SAI.

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A, B, or C shares under the circumstances listed in the table below. Certain other types of redemptions may qualify for a CDSC waiver. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, B, C

Eligible mandatory distributions under the Code	A, B, C

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds

A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into prior to December 2002

A

Class A and Class C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	B, C

Redemptions under Div-Move and Systematic Withdrawal Plans (up to 12% per year)	B, C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Sales Charge Waivers on Transfers between Accounts. Class A shares may be purchased at NAV under the following circumstances:

•	Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; and

PROSPECTUS – THE FUNDS

•

Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed.

Reinvestment Privilege. If you redeem Class A or B shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 60th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. Please see the SAI for more information. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

FINANCIAL INTERMEDIARY COMPENSATION

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

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Class

	A(2)	A	B(2)	C(2)	F(3)	I	P	R2	R3	R4	R5	R6
Fee(1)	All Funds except Micro Cap Growth Fund and Micro Cap Value Fund	Micro Cap Growth Fund and Micro Cap Value Fund

Service	0.25%	—	0.25%	0.25%	—	—	0.25%	0.25%	0.25%	0.25%	—	—

Distribution	—	—	—	0.75%	—	—	0.20%	0.35%	0.25%	—	—	—

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class B and Class C shares, the 12b-1 payments shall commence 13 months after purchase.

(3)

The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

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Dealer Concessions on Class A Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A Share Front-End Sales Charge” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances (may be subject to a CDSC):

•	purchases of $1 million or more;

•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or

•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession

$1 million to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

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Dealer Concessions on Class B Shares. The Fund no longer offers Class B shares for purchase by new or existing investors (other than through an exchange or reinvestment of a distribution). Accordingly, sales concessions on Class B shares no longer are available.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, I, P, R2, R3, R4, R5, and R6 Shares. Class F, I, P, R2, R3, R4, R5, and R6 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a

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number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing

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statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

PURCHASES

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

[Name of Fund]
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

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Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

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Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

EXCHANGES

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a

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different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. In addition, Class C shares are not permitted to convert to Class A shares unless the conversion is made to facilitate the shareholder’s participation in a fee-based advisory program. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

REDEMPTIONS

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

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•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

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A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund generally will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s investment team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. In addition, the Fund’s investment team may meet redemption requests and manage liquidity by (i) selling portfolio securities, (ii) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI), (iii) transacting in exchange traded funds and/or derivatives, or (iv) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

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You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

ACCOUNT SERVICES AND POLICIES

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic(1)(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1)

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish an SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of an SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class B and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to an SWP for Class B and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

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•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including

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exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, a Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading

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in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the

PROSPECTUS – THE FUNDS

Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or

PROSPECTUS – THE FUNDS

the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

PROSPECTUS – THE FUNDS

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you – when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

PROSPECTUS – THE FUNDS

Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. Subject to the approval of the Fund’s Board, the Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

•

Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

•	Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

•

Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

•	Promptly notify us if your name, address, or other account information changes.

•	Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

PROSPECTUS – THE FUNDS

•

Take prompt action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Funds and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Funds, including contracts with Lord Abbett or other parties who provide services to the Funds.

DISTRIBUTIONS AND TAXES

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

Alpha Strategy Fund, Fundamental Equity Fund, Growth Leaders Fund, International Core Equity Fund, International Opportunities Fund, Micro Cap Growth Fund, Micro Cap Value Fund, and Value Opportunities Fund expect to pay dividends from their net investment income at least annually. International Dividend Income Fund expects to pay dividends from its net investment income quarterly. Each Fund expects to distribute any of its net capital gains annually.

All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, each Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any sale, redemption, or exchange of Fund shares may be taxable.

PROSPECTUS – THE FUNDS

Also, a 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Funds and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after a Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, such as retirement and benefit plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, in the case of Fund shares held through a nonqualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of Fund shares by the plan generally will be taxable to the employer sponsoring such plan in accordance with U.S. federal income tax laws governing deferred compensation plans.

A plan participant whose retirement and benefit plan invests in a Fund generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement and benefit plan generally are taxable to plan participants as ordinary income.

You must provide your Social Security number or other taxpayer identification number to a Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or it is otherwise legally required to do so, the Fund will withhold a 28% “backup withholding” tax from your distributions, sale proceeds, and any other payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by a Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-deferred account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the

PROSPECTUS – THE FUNDS

alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

PROSPECTUS – THE FUNDS

178

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

These tables describe the Funds’ performance for the fiscal periods indicated. “Total Return” shows how much your investment in the Funds would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, the Funds’ independent registered public accounting firm, in conjunction with their annual audits of the Funds’ financial statements. Financial statements and the reports of the independent registered public accounting firm thereon appear in the 2015 annual reports to shareholders and are incorporated by reference in the SAI, which is available upon request. Certain information reflects financial results for a single Fund share.

PROSPECTUS – THE FUNDS

ALPHA STRATEGY FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
10/31/2015	$32.40	$0.02	$0.78	$0.80	$(0.48)	$(2.93)	$(3.41)
10/31/2014	32.63	0.02	2.16	2.18	(1.29)	(1.12)	(2.41)
10/31/2013	24.71	0.09	8.92	9.01	(0.04)	(1.05)	(1.09)
10/31/2012	22.72	(0.01)	2.07	2.06	–	(0.07)	(0.07)
10/31/2011	21.93	(0.02)	0.81	0.79	–	–	–
Class B
10/31/2015	29.77	(0.17)	0.70	0.53	(0.21)	(2.93)	(3.14)
10/31/2014	30.16	(0.19)	1.98	1.79	(1.06)	(1.12)	(2.18)
10/31/2013	23.05	(0.09)	8.25	8.16	–	(1.05)	(1.05)
10/31/2012	21.36	(0.17)	1.93	1.76	–	(0.07)	(0.07)
10/31/2011	20.76	(0.18)	0.78	0.60	–	–	–
Class C
10/31/2015	29.51	(0.19)	0.71	0.52	(0.27)	(2.93)	(3.20)
10/31/2014	29.95	(0.20)	1.98	1.78	(1.10)	(1.12)	(2.22)
10/31/2013	22.89	(0.10)	8.21	8.11	–	(1.05)	(1.05)
10/31/2012	21.21	(0.18)	1.93	1.75	–	(0.07)	(0.07)
10/31/2011	20.61	(0.18)	0.78	0.60	–	–	–
Class F
10/31/2015	32.49	0.07	0.78	0.85	(0.54)	(2.93)	(3.47)
10/31/2014	32.71	0.06	2.17	2.23	(1.33)	(1.12)	(2.45)
10/31/2013	24.77	0.14	8.93	9.07	(0.08)	(1.05)	(1.13)
10/31/2012	22.74	0.03	2.07	2.10	–	(0.07)	(0.07)
10/31/2011	21.91	0.02	0.81	0.83	–	–	–
Class I
10/31/2015	32.81	0.11	0.78	0.89	(0.57)	(2.93)	(3.50)
10/31/2014	33.01	0.10	2.18	2.28	(1.36)	(1.12)	(2.48)
10/31/2013	24.99	0.17	9.01	9.18	(0.11)	(1.05)	(1.16)
10/31/2012	22.92	0.06	2.08	2.14	–	(0.07)	(0.07)
10/31/2011	22.06	0.05	0.81	0.86	–	–	–

*	Does note include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – ALPHA STRATEGY FUND

ALPHA STRATEGY FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:*			Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets end of period (000)	Portfolio turnover rate (%)

Class A
10/31/2015	$29.79	2.54	0.25	0.53	0.08	$580,945	8.24
10/31/2014	32.40	6.89	0.25	0.53	0.07	586,429	5.42
10/31/2013	32.63	37.98	0.25	0.54	0.33	567,124	8.12
10/31/2012	24.71	9.12	0.25	0.57	(0.05)	421,927	3.84
10/31/2011	22.72	3.60	0.28	0.60	(0.10)	432,698	6.78
Class B
10/31/2015	27.16	1.76	1.00	1.28	(0.61)	9,907	8.24
10/31/2014	29.77	6.09	1.00	1.28	(0.65)	16,870	5.42
10/31/2013	30.16	36.93	1.00	1.29	(0.36)	22,883	8.12
10/31/2012	23.05	8.29	1.00	1.32	(0.78)	21,776	3.84
10/31/2011	21.36	2.89	1.00	1.32	(0.79)	26,877	6.78
Class C
10/31/2015	26.83	1.76	1.00	1.28	(0.67)	314,946	8.24
10/31/2014	29.51	6.09	1.00	1.27	(0.68)	318,668	5.42
10/31/2013	29.95	36.97	0.99	1.28	(0.40)	294,780	8.12
10/31/2012	22.89	8.30	0.99	1.31	(0.79)	223,165	3.84
10/31/2011	21.21	2.91	0.99	1.31	(0.80)	223,295	6.78
Class F
10/31/2015	29.87	2.68	0.10	0.38	0.23	271,865	8.24
10/31/2014	32.49	7.05	0.10	0.38	0.20	267,679	5.42
10/31/2013	32.71	38.19	0.10	0.39	0.49	197,939	8.12
10/31/2012	24.77	9.28	0.10	0.42	0.12	140,860	3.84
10/31/2011	22.74	3.79	0.10	0.42	0.08	142,150	6.78
Class I
10/31/2015	30.20	2.78	0.00	0.28	0.36	43,135	8.24
10/31/2014	32.81	7.14	0.00	0.28	0.31	52,339	5.42
10/31/2013	33.01	38.32	0.00	0.29	0.60	44,998	8.12
10/31/2012	24.99	9.39	0.00	0.32	0.24	18,677	3.84
10/31/2011	22.92	3.90	0.00	0.32	0.20	26,906	6.78

PROSPECTUS – ALPHA STRATEGY FUND

ALPHA STRATEGY FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:				Distributions to shareholders from:
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R2
10/31/2015	$31.81	$(0.07)	$0.75		$0.68	$(0.40)	$(2.93)	$(3.33)
10/31/2014	32.07	(0.09)	2.13		2.04	(1.18)	(1.12)	(2.30)
10/31/2013	24.35	0.04	8.73		8.77	–	(1.05)	(1.05)
10/31/2012	22.47	(0.09)	2.04		1.95	–	(0.07)	(0.07)
10/31/2011	21.76	(0.09)	0.80		0.71	–	–	–
Class R3
10/31/2015	31.93	(0.05)	0.76		0.71	(0.41)	(2.93)	(3.34)
10/31/2014	32.18	(0.05)	2.13		2.08	(1.21)	(1.12)	(2.33)
10/31/2013	24.41	0.04	8.78		8.82	–	(1.05)	(1.05)
10/31/2012	22.50	(0.07)	2.05		1.98	–	(0.07)	(0.07)
10/31/2011	21.76	(0.07)	0.81		0.74	–	–	–
Class R4
6/30/2015 to 10/31/2015(c)	31.87	(0.03)	(2.05	)(d)	(2.08)	–		–
Class R5
6/30/2015 to 10/31/2015(c)	32.28	–	(2.08	)(d)	(2.08)	–		–
Class R6
6/30/2015 to 10/31/2015(c)	32.28	– (g)	(2.08	)(d)	(2.08)	–		–

*	Does note include expenses of the Underlying Funds in which the Fund invests.

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on June 30, 2015.

(d)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses.

(e)	Not annualized.

(f)	Annualized.

(g)	Amount is less then $.01.

PROSPECTUS – ALPHA STRATEGY FUND

ALPHA STRATEGY FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:*						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets end of period (000)	Portfolio turnover rate (%)

Class R2
10/31/2015	$29.16	2.16		0.60		0.88		(0.22)		$2,704	8.24
10/31/2014	31.81	6.55		0.60		0.88		(0.30)		3,479	5.42
10/31/2013	32.07	37.49		0.60		0.89		0.14		2,738	8.12
10/31/2012	24.35	8.73		0.60		0.92		(0.39)		2,982	3.84
10/31/2011	22.47	3.26		0.60		0.92		(0.39)		3,373	6.78
Class R3
10/31/2015	29.30	2.28		0.50		0.78		(0.17)		36,656	8.24
10/31/2014	31.93	6.62		0.50		0.78		(0.15)		36,695	5.42
10/31/2013	32.18	37.60		0.50		0.79		0.13		34,574	8.12
10/31/2012	24.41	8.85		0.50		0.82		(0.30)		29,663	3.84
10/31/2011	22.50	3.40		0.50		0.82		(0.31)		26,924	6.78
Class R4
6/30/2015 to 10/31/2015(c)	29.79	(6.53	)(e)	0.25	(f)	0.53	(f)	(0.25	)(f)	9	8.24
Class R5
6/30/2015 to 10/31/2015(c)	30.20	(6.44	)(e)	0.00	(f)	0.28	(f)	0.00	(f)	9	8.24
Class R6
6/30/2015 to 10/31/2015(c)	30.20	(6.44	)(e)	0.00	(f)	0.12	(f)	0.03	(f)	9	8.24

PROSPECTUS – ALPHA STRATEGY FUND

FUNDAMENTAL EQUITY FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
10/31/2015	$16.00	$0.15	$0.04	$0.19	$(0.10)	$(2.77)	$(2.87)
10/31/2014	16.83	0.07	1.67	1.74	(0.04)	(2.53)	(2.57)
10/31/2013	13.08	0.07	3.92	3.99	(0.09)	(0.15)	(0.24)
10/31/2012	12.51	0.09	0.77	0.86	(0.02)	(0.27)	(0.29)
10/31/2011	11.89	0.02	0.64	0.66	(0.04)	–	(0.04)
Class B
10/31/2015	14.92	0.04	0.05	0.09	–	(2.77)	(2.77)
10/31/2014	15.91	(0.03)	1.57	1.54	–	(2.53)	(2.53)
10/31/2013	12.36	(0.02)	3.72	3.70	– (d)	(0.15)	(0.15)
10/31/2012	11.89	0.01	0.73	0.74	–	(0.27)	(0.27)
10/31/2011	11.35	(0.06)	0.60	0.54	–	–	–
Class C
10/31/2015	14.83	0.04	0.04	0.08	– (d)	(2.77)	(2.77)
10/31/2014	15.83	(0.03)	1.56	1.53	–	(2.53)	(2.53)
10/31/2013	12.31	(0.02)	3.70	3.68	(0.01)	(0.15)	(0.16)
10/31/2012	11.85	– (d)	0.73	0.73	–	(0.27)	(0.27)
10/31/2011	11.30	(0.06)	0.61	0.55	–	–	–
Class F
10/31/2015	15.93	0.17	0.05	0.22	(0.15)	(2.77)	(2.92)
10/31/2014	16.77	0.10	1.67	1.77	(0.08)	(2.53)	(2.61)
10/31/2013	13.03	0.11	3.90	4.01	(0.12)	(0.15)	(0.27)
10/31/2012	12.47	0.12	0.76	0.88	(0.05)	(0.27)	(0.32)
10/31/2011	11.86	0.05	0.63	0.68	(0.07)	–	(0.07)
Class I
10/31/2015	16.11	0.18	0.04	0.22	(0.16)	(2.77)	(2.93)
10/31/2014	16.93	0.12	1.69	1.81	(0.10)	(2.53)	(2.63)
10/31/2013	13.15	0.13	3.94	4.07	(0.14)	(0.15)	(0.29)
10/31/2012	12.59	0.13	0.76	0.89	(0.06)	(0.27)	(0.33)
10/31/2011	11.96	0.07	0.64	0.71	(0.08)	–	(0.08)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

(d)	Amount is less than $.01

PROSPECTUS – FUNDAMENTAL EQUITY FUND

FUNDAMENTAL EQUITY FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:		Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets end of period (000)	Portfolio turnover rate (%)

Class A
10/31/2015	$13.32	1.18	0.97	1.09	$2,027,292	149.38
10/31/2014	16.00	11.65	1.05	0.43	2,683,790	112.68
10/31/2013	16.83	31.11	1.06	0.50	3,031,190	87.47
10/31/2012	13.08	7.17	1.09	0.68	2,439,466	83.80	(c)
10/31/2011	12.51	5.53	1.09	0.16	2,379,453	55.07
Class B
10/31/2015	12.24	0.37	1.72	0.34	28,798	149.38
10/31/2014	14.92	10.91	1.71	(0.23)	45,475	112.68
10/31/2013	15.91	30.32	1.71	(0.12)	62,409	87.47
10/31/2012	12.36	6.47	1.74	0.04	76,533	83.80	(c)
10/31/2011	11.89	4.76	1.73	(0.49)	114,980	55.07
Class C
10/31/2015	12.14	0.40	1.72	0.34	713,824	149.38
10/31/2014	14.83	10.90	1.71	(0.22)	986,381	112.68
10/31/2013	15.83	30.30	1.71	(0.15)	1,012,597	87.47
10/31/2012	12.31	6.41	1.74	0.03	802,053	83.80	(c)
10/31/2011	11.85	4.87	1.73	(0.49)	817,590	55.07
Class F
10/31/2015	13.23	1.35	0.82	1.25	436,263	149.38
10/31/2014	15.93	11.93	0.81	0.68	793,101	112.68
10/31/2013	16.77	31.49	0.82	0.75	716,579	87.47
10/31/2012	13.03	7.40	0.84	0.93	598,688	83.80	(c)
10/31/2011	12.47	5.75	0.84	0.41	642,636	55.07
Class I
10/31/2015	13.40	1.37	0.72	1.36	236,867	149.38
10/31/2014	16.11	12.05	0.71	0.78	449,870	112.68
10/31/2013	16.93	31.66	0.72	0.84	531,676	87.47
10/31/2012	13.15	7.43	0.74	1.00	394,842	83.80	(c)
10/31/2011	12.59	5.94	0.74	0.52	245,329	55.07

PROSPECTUS – FUNDAMENTAL EQUITY FUND

FUNDAMENTAL EQUITY FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:					Distributions to shareholders from:
		Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net realized gain	Total distributions

Class P
10/31/2015	$15.79	$0.12		$0.04		$0.16	$(0.08)	$(2.77)	$(2.85)
10/31/2014	16.64	0.05		1.65		1.70	(0.02)	(2.53)	(2.55)
10/31/2013	12.92	0.06		3.88		3.94	(0.07)	(0.15)	(0.22)
10/31/2012	12.36	0.07		0.77		0.84	(0.01)	(0.27)	(0.28)
10/31/2011	11.75	0.01		0.62		0.63	(0.02)	–	(0.02)
Class R2
10/31/2015	15.71	0.10		0.04		0.14	(0.03)	(2.77)	(2.80)
10/31/2014	16.57	0.03		1.64		1.67	– (d)	(2.53)	(2.53)
10/31/2013	12.87	0.04		3.87		3.91	(0.06)	(0.15)	(0.21)
10/31/2012	12.33	0.05		0.77		0.82	(0.01)	(0.27)	(0.28)
10/31/2011	11.75	(0.01)		0.63		0.62	(0.04)	–	(0.04)
Class R3
10/31/2015	15.80	0.11		0.06		0.17	(0.08)	(2.77)	(2.85)
10/31/2014	16.66	0.04		1.65		1.69	(0.02)	(2.53)	(2.55)
10/31/2013	12.94	0.05		3.89		3.94	(0.07)	(0.15)	(0.22)
10/31/2012	12.40	0.06		0.77		0.83	(0.02)	(0.27)	(0.29)
10/31/2011	11.80	–	(d)	0.63		0.63	(0.03)	–	(0.03)
Class R4
6/30/2015 to 10/31/2015(e)	13.52	0.05		(0.25	)(f)	(0.20)	–	–	–
Class R5
6/30/2015 to 10/31/2015(e)	13.60	0.06		(0.25	)(f)	(0.19)	–	–	–
Class R6
6/30/2015 to 10/31/2015(e)	13.60	0.06		(0.25	)(f)	(0.19)	–	–	–

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Large Cap Value Fund on June 15, 2012.

(d)	Amount is less than $.01

(e)	Commenced on June 30, 2015.

(f)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses.

(g)	Not annualized.

(h)	Annualized.

PROSPECTUS – FUNDAMENTAL EQUITY FUND

FUNDAMENTAL EQUITY FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets end of period (000)	Portfolio turnover rate (%)

Class P
10/31/2015	$13.10	0.94		1.17		0.90		$13,733	149.38
10/31/2014	15.79	11.51		1.16		0.32		21,373	112.68
10/31/2013	16.64	31.08		1.17		0.42		26,424	87.47
10/31/2012	12.92	7.03		1.19		0.58		27,937	83.80	(c)
10/31/2011	12.36	5.40		1.19		0.05		31,223	55.07
Class R2
10/31/2015	13.05	0.81		1.33		0.76		10,543	149.38
10/31/2014	15.71	11.33		1.31		0.17		19,744	112.68
10/31/2013	16.57	30.87		1.31		0.26		25,111	87.47
10/31/2012	12.87	6.87		1.34		0.43		22,335	83.80	(c)
10/31/2011	12.33	5.27		1.34		(0.11)		19,997	55.07
Class R3
10/31/2015	13.12	0.97		1.22		0.84		206,984	149.38
10/31/2014	15.80	11.41		1.21		0.28		304,459	112.68
10/31/2013	16.66	31.04		1.21		0.35		322,951	87.47
10/31/2012	12.94	6.95		1.24		0.51		270,290	83.80	(c)
10/31/2011	12.40	5.36		1.24		0.01		180,795	55.07
Class R4
6/30/2015 to 10/31/2015(e)	13.32	(1.48	)(g)	0.93	(h)	1.12	(h)	10	149.38
Class R5
6/30/2015 to 10/31/2015(e)	13.41	(1.40	)(g)	0.68	(h)	1.37	(h)	10	149.38
Class R6
6/30/2015 to 10/31/2015(e)	13.41	(1.40	)(g)	0.59	(h)	1.46	(h)	10	149.38

PROSPECTUS – FUNDAMENTAL EQUITY FUND

GROWTH LEADERS FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
10/31/2015	$23.08	$(0.02)	$1.96	$1.94	$–	$(1.29)	$(1.29)
10/31/2014	21.44	– (c)	3.01	3.01	–	(1.37)	(1.37)
10/31/2013	15.15	(0.03)	6.36	6.33	(0.04)	–	(0.04)
10/31/2012	14.50	(0.01)	0.66	0.65	–	–	–
6/24/2011 to 10/31/2011(e)	15.00	(0.01)	(0.49)	(0.50)	–	–	–
Class B
10/31/2015	22.79	(0.18)	1.92	1.74	–	(1.29)	(1.29)
10/31/2014	21.33	(0.15)	2.98	2.83	–	(1.37)	(1.37)
2/11/2013 to 10/31/2013(h)	16.56	(0.11)	4.88	4.77	–	–	–
Class C
10/31/2015	22.57	(0.19)	1.92	1.73	–	(1.29)	(1.29)
10/31/2014	21.14	(0.15)	2.95	2.80	–	(1.37)	(1.37)
10/31/2013	15.02	(0.15)	6.30	6.15	(0.03)	–	(0.03)
10/31/2012	14.47	(0.11)	0.66	0.55	–	–	–
6/24/2011 to 10/31/2011(e)	15.00	(0.05)	(0.48)	(0.53)	–	–	–
Class F
10/31/2015	23.17	0.01	1.98	1.99	–	(1.29)	(1.29)
10/31/2014	21.49	0.04	3.01	3.05	–	(1.37)	(1.37)
10/31/2013	15.18	– (c)	6.39	6.39	(0.08)	–	(0.08)
10/31/2012	14.51	0.03	0.65	0.68	(0.01)	–	(0.01)
6/24/2011 to 10/31/2011(e)	15.00	– (c)	(0.49)	(0.49)	–	–	–
Class I
10/31/2015	23.23	0.04	1.97	2.01	–	(1.29)	(1.29)
10/31/2014	21.51	0.06	3.03	3.09	–	(1.37)	(1.37)
10/31/2013	15.20	0.04	6.36	6.40	(0.09)	–	(0.09)
10/31/2012	14.51	0.04	0.67	0.71	(0.02)	–	(0.02)
6/24/2011 to 10/31/2011(e)	15.00	0.01	(0.50)	(0.49)	–	–	–

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A, B, and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Amount is less than $.01.

(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

(e)	Commenced on June 24, 2011.

(f)	Not annualized.

(g)	Annualized.

(h)	Commenced on February 11, 2013.

PROSPECTUS – GROWTH LEADERS FUND

GROWTH LEADERS FUND

Financial Highlights (continued)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets end of period (000)	Portfolio turnover rate (%)

Class A
10/31/2015	$23.73	8.84		0.85		0.99		(0.09)		$742,393	270.68
10/31/2014	23.08	14.59		0.85		1.04		0.01		495,861	506.90
10/31/2013	21.44	42.20		0.85		1.34		(0.14)		191,798	451.09	(d)
10/31/2012	15.15	4.48		0.85		1.55		(0.06)		15,372	683.50
6/24/2011 to 10/31/2011(e)	14.50	(3.33	)(f)	0.84	(g)	3.04	(g)	(0.23	)(g)	7,882	208.96
Class B
10/31/2015	23.24	8.08		1.59		1.73		(0.81)		4,191	270.68
10/31/2014	22.79	13.77		1.56		1.75		(0.69)		6,332	506.90
2/11/2013 to 10/31/2013(h)	21.33	29.05	(f)	1.49	(g)	1.88	(g)	(0.82	)(g)	8,041	451.09	(d)
Class C
10/31/2015	23.01	8.07		1.59		1.74		(0.84)		414,557	270.68
10/31/2014	22.57	13.81		1.56		1.76		(0.71)		236,853	506.90
10/31/2013	21.14	41.24		1.45		1.88		(0.79)		66,471	451.09	(d)
10/31/2012	15.02	3.80		1.49		2.15		(0.70)		1,898	683.50
6/24/2011 to 10/31/2011(e)	14.47	(3.53	)(f)	1.47	(g)	2.78	(g)	(0.91	)(g)	175	208.96
Class F
10/31/2015	23.87	9.03		0.70		0.84		0.06		733,463	270.68
10/31/2014	23.17	14.80		0.68		0.87		0.17		498,908	506.90
10/31/2013	21.49	42.51		0.60		1.07		0.01		109,011	451.09	(d)
10/31/2012	15.18	4.69		0.60		1.33		0.21		3,797	683.50
6/24/2011 to 10/31/2011(e)	14.51	(3.27	)(f)	0.59	(g)	1.95	(g)	0.08	(g)	5,993	208.96
Class I
10/31/2015	23.95	9.10		0.60		0.74		0.16		96,090	270.68
10/31/2014	23.23	14.93		0.57		0.76		0.29		71,803	506.90
10/31/2013	21.51	42.67		0.50		0.95		0.21		50,326	451.09	(d)
10/31/2012	15.20	4.87		0.50		1.22		0.29		2,697	683.50
6/24/2011 to 10/31/2011(e)	14.51	(3.27	)(f)	0.49	(g)	2.20	(g)	0.17	(g)	1,952	208.96

PROSPECTUS – GROWTH LEADERS FUND

GROWTH LEADERS FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R2
10/31/2015	$23.17	$(0.10)	$1.96	$1.86	$–	$(1.29)	$(1.29)
10/31/2014	21.58	(0.07)	3.03	2.96	–	(1.37)	(1.37)
10/31/2013	15.19	0.04	6.38	6.42	(0.03)	–	(0.03)
10/31/2012	14.49	0.05	0.65	0.70	–	–	–
6/24/2011 to 10/31/2011(d)	15.00	(0.03)	(0.48)	(0.51)	–	–	–
Class R3
10/31/2015	23.03	(0.08)	1.96	1.88	–	(1.29)	(1.29)
10/31/2014	21.45	(0.04)	2.99	2.95	–	(1.37)	(1.37)
10/31/2013	15.16	(0.06)	6.38	6.32	(0.03)	–	(0.03)
10/31/2012	14.49	0.01	0.66	0.67	–	–	–
6/24/2011 to 10/31/2011(d)	15.00	(0.02)	(0.49)	(0.51)	–	–	–
Class R4
6/30/2015 to 10/31/2015(g)	23.42	(0.01)	0.33	0.32	–	–	–
Class R5
6/30/2015 to 10/31/2015(g)	23.61	0.01	0.33	0.34	–	–	–
Class R6
6/30/2015 to 10/31/2015(g)	23.61	0.02	0.33	0.35	–	–	–

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A, B, and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Stock Appreciation Fund on March 22, 2013.

(d)	Commenced on June 24, 2011.

(e)	Not annualized.

(f)	Annualized.

(g)	Commenced on June 30, 2015.

PROSPECTUS – GROWTH LEADERS FUND

GROWTH LEADERS FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets end of period (000)	Portfolio turnover rate (%)

Class R2
10/31/2015	$23.74	8.49		1.20		1.34		(0.44)		$593	270.68
10/31/2014	23.17	14.24		1.18		1.37		(0.31)		342	506.90
10/31/2013	21.58	42.62		0.58		1.70		0.22		44	451.09	(c)
10/31/2012	15.19	4.83		0.48		1.22		0.31		10	683.50
6/24/2011 to 10/31/2011(d)	14.49	(3.40	)(e)	1.06	(f)	5.05	(f)	(0.49	)(f)	10	208.96
Class R3
10/31/2015	23.62	8.58		1.10		1.24		(0.35)		13,501	270.68
10/31/2014	23.03	14.34		1.07		1.26		(0.20)		10,191	506.90
10/31/2013	21.45	41.98		1.00		1.39		(0.33)		8,289	451.09	(c)
10/31/2012	15.16	4.62		0.72		1.42		0.08		11	683.50
6/24/2011 to 10/31/2011(d)	14.49	(3.40	)(e)	0.97	(f)	4.96	(f)	(0.40	)(f)	10	208.96
Class R4
6/30/2015 to 10/31/2015(g)	23.74	1.37	(e)	0.87	(f)	0.99	(f)	(0.18	)(f)	10	270.68
Class R5
6/30/2015 to 10/31/2015(g)	23.95	1.44	(e)	0.60	(f)	0.72	(f)	0.09	(f)	10	270.68
Class R6
6/30/2015 to 10/31/2015(g)	23.96	1.48	(e)	0.48	(f)	0.60	(f)	0.21	(f)	10	270.68

PROSPECTUS – GROWTH LEADERS FUND

INTERNATIONAL CORE EQUITY FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:	Net asset value, end of period
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income

Class A
10/31/2015	$13.34	$0.20	$(0.75)	$(0.55)	$(0.15)	$12.64
10/31/2014	13.97	0.17	(0.54)	(0.37)	(0.26)	13.34
10/31/2013	11.43	0.18	2.62	2.80	(0.26)	13.97
10/31/2012	11.25	0.28	0.12	0.40	(0.22)	11.43
10/31/2011	12.12	0.20	(0.94)	(0.74)	(0.13)	11.25
Class B
10/31/2015	13.15	0.10	(0.74)	(0.64)	(0.03)	12.48
10/31/2014	13.76	0.08	(0.53)	(0.45)	(0.16)	13.15
10/31/2013	11.26	0.09	2.60	2.69	(0.19)	13.76
10/31/2012	11.06	0.21	0.12	0.33	(0.13)	11.26
10/31/2011	11.91	0.12	(0.92)	(0.80)	(0.05)	11.06
Class C
10/31/2015	13.14	0.11	(0.75)	(0.64)	(0.05)	12.45
10/31/2014	13.77	0.09	(0.54)	(0.45)	(0.18)	13.14
10/31/2013	11.27	0.09	2.61	2.70	(0.20)	13.77
10/31/2012	11.08	0.21	0.12	0.33	(0.14)	11.27
10/31/2011	11.93	0.12	(0.92)	(0.80)	(0.05)	11.08
Class F
10/31/2015	13.26	0.24	(0.77)	(0.53)	(0.18)	12.55
10/31/2014	13.89	0.18	(0.51)	(0.33)	(0.30)	13.26
10/31/2013	11.36	0.18	2.64	2.82	(0.29)	13.89
10/31/2012	11.20	0.30	0.12	0.42	(0.26)	11.36
10/31/2011	12.08	0.24	(0.95)	(0.71)	(0.17)	11.20
Class I
10/31/2015	13.44	0.25	(0.76)	(0.51)	(0.20)	12.73
10/31/2014	14.07	0.21	(0.53)	(0.32)	(0.31)	13.44
10/31/2013	11.51	0.22	2.64	2.86	(0.30)	14.07
10/31/2012	11.34	0.27	0.17	0.44	(0.27)	11.51
10/31/2011	12.21	0.25	(0.95)	(0.70)	(0.17)	11.34
Class P
10/31/2015	13.31	0.17	(0.75)	(0.58)	(0.10)	12.63
10/31/2014	13.94	0.17	(0.55)	(0.38)	(0.25)	13.31
10/31/2013	11.39	0.16	2.63	2.79	(0.24)	13.94
10/31/2012	11.17	0.27	0.12	0.39	(0.17)	11.39
10/31/2011	12.04	0.10	(0.84)	(0.74)	(0.13)	11.17

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

INTERNATIONAL CORE EQUITY FUND

Financial Highlights (continued)

		Ratios to Average Net Assets:			Supplemental Data:
	Total return(b) (%)	Total expenses, after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
10/31/2015	(4.16)	1.12	1.33	1.56	$341,437	62.15
10/31/2014	(2.67)	1.12	1.36	1.25	368,087	64.06
10/31/2013	24.99	1.12	1.38	1.41	437,271	80.77
10/31/2012	3.81	1.12	1.47	2.53	383,244	81.50
10/31/2011	(6.16)	1.12	1.42	1.64	439,938	83.78
Class B
10/31/2015	(4.86)	1.83	2.04	0.81	6,207	62.15
10/31/2014	(3.33)	1.77	2.01	0.56	11,126	64.06
10/31/2013	24.18	1.77	2.03	0.73	17,239	80.77
10/31/2012	3.13	1.77	2.12	1.91	20,125	81.50
10/31/2011	(6.75)	1.77	2.06	0.96	27,896	83.78
Class C
10/31/2015	(4.86)	1.81	2.02	0.86	42,057	62.15
10/31/2014	(3.31)	1.75	1.99	0.65	49,491	64.06
10/31/2013	24.26	1.75	2.01	0.77	57,779	80.77
10/31/2012	3.11	1.75	2.10	1.91	54,056	81.50
10/31/2011	(6.73)	1.74	2.03	1.01	68,316	83.78
Class F
10/31/2015	(3.99)	0.87	1.14	1.85	63,830	62.15
10/31/2014	(2.46)	0.87	1.11	1.29	78,364	64.06
10/31/2013	25.35	0.87	1.13	1.42	142,063	80.77
10/31/2012	4.02	0.87	1.22	2.71	151,246	81.50
10/31/2011	(5.98)	0.87	1.18	1.98	80,747	83.78
Class I
10/31/2015	(3.83)	0.77	1.04	1.92	61,077	62.15
10/31/2014	(2.34)	0.77	1.01	1.50	95,958	64.06
10/31/2013	25.37	0.77	1.03	1.77	155,754	80.77
10/31/2012	4.15	0.77	1.12	2.48	107,076	81.50
10/31/2011	(5.78)	0.77	1.07	2.06	222,808	83.78
Class P
10/31/2015	(4.38)	1.28	1.49	1.32	110	62.15
10/31/2014	(2.77)	1.22	1.46	1.20	150	64.06
10/31/2013	24.91	1.22	1.48	1.30	278	80.77
10/31/2012	3.63	1.22	1.58	2.45	282	81.50
10/31/2011	(6.23)	1.22	1.51	0.83	470	83.78

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

INTERNATIONAL CORE EQUITY FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:	Net asset value, end of period
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income

Class R2
10/31/2015	$13.29	$0.17	$(0.76)	$(0.59)	$(0.12)	$12.58
10/31/2014	13.92	0.15	(0.55)	(0.40)	(0.23)	13.29
10/31/2013	11.41	0.15	2.61	2.76	(0.25)	13.92
10/31/2012	11.24	0.23	0.14	0.37	(0.20)	11.41
10/31/2011	12.14	0.18	(0.95)	(0.77)	(0.13)	11.24
Class R3
10/31/2015	13.14	0.17	(0.74)	(0.57)	(0.13)	12.44
10/31/2014	13.77	0.16	(0.55)	(0.39)	(0.24)	13.14
10/31/2013	11.28	0.16	2.59	2.75	(0.26)	13.77
10/31/2012	11.11	0.26	0.12	0.38	(0.21)	11.28
10/31/2011	12.00	0.19	(0.94)	(0.75)	(0.14)	11.11
Class R4
6/30/2015 to 10/31/2015(c)	13.06	0.04	(0.47)	(0.43)	–	12.63
Class R5
6/30/2015 to 10/31/2015(c)	13.15	0.05	(0.47)	(0.42)	–	12.73
Class R6
6/30/2015 to 10/31/2015(c)	13.15	0.06	(0.47)	(0.41)	–	12.74

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Commenced on June 30, 2015.

(d)	Not annualized.

(e)	Annualized.

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

INTERNATIONAL CORE EQUITY FUND

Financial Highlights (concluded)

			Ratios to Average Net Assets:						Supplemental Data:
	Total return(b) (%)		Total expenses, after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class R2
10/31/2015	(4.48)		1.43		1.64		1.31		$658	62.15
10/31/2014	(2.89)		1.37		1.61		1.07		1,011	64.06
10/31/2013	24.65		1.37		1.63		1.20		868	80.77
10/31/2012	3.51		1.37		1.72		2.13		568	81.50
10/31/2011	(6.38)		1.37		1.67		1.46		651	83.78
Class R3
10/31/2015	(4.35)		1.33		1.53		1.35		18,466	62.15
10/31/2014	(2.85)		1.26		1.50		1.15		20,156	64.06
10/31/2013	24.80		1.26		1.52		1.27		19,739	80.77
10/31/2012	3.68		1.26		1.61		2.36		17,275	81.50
10/31/2011	(6.35)		1.26		1.57		1.54		12,725	83.78
Class R4
6/30/2015 to 10/31/2015(c)	(3.29	)(d)	1.12	(e)	1.25	(e)	0.89	(e)	10	62.15
Class R5
6/30/2015 to 10/31/2015(c)	(3.19	)(d)	0.87	(e)	1.00	(e)	1.14	(e)	10	62.15
Class R6
6/30/2015 to 10/31/2015(c)	(3.12	)(d)	0.70	(e)	0.84	(e)	1.31	(e)	10	62.15

PROSPECTUS – INTERNATIONAL CORE EQUITY FUND

INTERNATIONAL DIVIDEND INCOME FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
10/31/2015	$8.75	$0.25	$(1.22)	$(0.97)	$(0.24)	$(0.49)	$(0.73)
10/31/2014	9.11	0.36	(0.31)	0.05	(0.41)	–	(0.41)
10/31/2013	7.80	0.33	1.31	1.64	(0.33)	–	(0.33)
10/31/2012	7.88	0.35	(0.08)	0.27	(0.35)	–	(0.35)
10/31/2011	8.64	0.42	(0.78)	(0.36)	(0.40)	–	(0.40)
Class C
10/31/2015	8.68	0.19	(1.20)	(1.01)	(0.19)	(0.49)	(0.68)
10/31/2014	9.04	0.31	(0.31)	–	(0.36)	–	(0.36)
10/31/2013	7.75	0.28	1.29	1.57	(0.28)	–	(0.28)
10/31/2012	7.84	0.29	(0.07)	0.22	(0.31)	–	(0.31)
10/31/2011	8.60	0.36	(0.77)	(0.41)	(0.35)	–	(0.35)
Class F
10/31/2015	8.77	0.27	(1.23)	(0.96)	(0.26)	(0.49)	(0.75)
10/31/2014	9.12	0.39	(0.30)	0.09	(0.44)	–	(0.44)
10/31/2013	7.81	0.36	1.30	1.66	(0.35)	–	(0.35)
10/31/2012	7.89	0.37	(0.08)	0.29	(0.37)	–	(0.37)
10/31/2011	8.65	0.45	(0.79)	(0.34)	(0.42)	–	(0.42)
Class I
10/31/2015	8.79	0.27	(1.22)	(0.95)	(0.27)	(0.49)	(0.76)
10/31/2014	9.14	0.42	(0.32)	0.10	(0.45)	–	(0.45)
10/31/2013	7.83	0.36	1.31	1.67	(0.36)	–	(0.36)
10/31/2012	7.91	0.38	(0.09)	0.29	(0.37)	–	(0.37)
10/31/2011	8.66	0.43	(0.75)	(0.32)	(0.43)	–	(0.43)
Class R2
10/31/2015	8.92	0.22	(1.24)	(1.02)	(0.22)	(0.49)	(0.71)
10/31/2014	9.27	0.36	(0.32)	0.04	(0.39)	–	(0.39)
10/31/2013	7.94	0.32	1.32	1.64	(0.31)	–	(0.31)
10/31/2012	8.03	0.33	(0.08)	0.25	(0.34)	–	(0.34)
10/31/2011	8.76	0.45	(0.79)	(0.34)	(0.39)	–	(0.39)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

INTERNATIONAL DIVIDEND INCOME FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:			Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses after waivers and/or reimbursements (%)	Total expenses (%)	Net investment income (%)	Net assets end of period (000)	Portfolio turnover rate (%)

Class A
10/31/2015	$7.05	(11.74)	1.12	1.19	3.14	$710,835	76.52
10/31/2014	8.75	0.47	1.12	1.24	3.99	1,000,763	72.26
10/31/2013	9.11	21.54	1.12	1.27	3.94	954,305	78.39
10/31/2012	7.80	3.60	1.12	1.36	4.59	618,824	84.81
10/31/2011	7.88	(4.42)	1.12	1.43	4.96	278,975	100.16
Class C
10/31/2015	6.99	(12.49)	1.84	1.90	2.40	142,492	76.52
10/31/2014	8.68	(0.14)	1.77	1.89	3.42	191,120	72.26
10/31/2013	9.04	20.70	1.77	1.92	3.33	143,807	78.39
10/31/2012	7.75	2.95	1.76	2.01	3.88	74,664	84.81
10/31/2011	7.84	(5.03)	1.76	2.07	4.29	22,329	100.16
Class F
10/31/2015	7.06	(11.65)	0.90	1.00	3.38	210,696	76.52
10/31/2014	8.77	0.83	0.87	0.99	4.24	322,648	72.26
10/31/2013	9.12	21.80	0.87	1.02	4.23	228,586	78.39
10/31/2012	7.81	3.83	0.87	1.11	4.79	128,360	84.81
10/31/2011	7.89	(4.18)	0.87	1.18	5.27	26,892	100.16
Class I
10/31/2015	7.08	(11.52)	0.80	0.91	3.50	1,080,845	76.52
10/31/2014	8.79	0.93	0.77	0.89	4.53	963,200	72.26
10/31/2013	9.14	21.86	0.77	0.92	4.28	1,005,558	78.39
10/31/2012	7.83	3.91	0.77	1.01	5.00	893,066	84.81
10/31/2011	7.91	(3.97)	0.77	1.09	5.06	559,879	100.16
Class R2
10/31/2015	7.19	(12.13)	1.44	1.51	2.80	1,029	76.52
10/31/2014	8.92	0.33	1.37	1.49	3.86	1,298	72.26
10/31/2013	9.27	21.13	1.37	1.52	3.73	860	78.39
10/31/2012	7.94	3.32	1.34	1.60	4.24	464	84.81
10/31/2011	8.03	(4.15)	0.91	1.22	5.15	16	100.16

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

INTERNATIONAL DIVIDEND INCOME FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R3
10/31/2015	$8.83	$0.23	$(1.23)	$(1.00)	$(0.23)	$(0.49)	$(0.72)
10/31/2014	9.18	0.37	(0.32)	0.05	(0.40)	–	(0.40)
10/31/2013	7.86	0.35	1.29	1.64	(0.32)	–	(0.32)
10/31/2012	7.94	0.37	(0.12)	0.25	(0.33)	–	(0.33)
10/31/2011	8.71	0.41	(0.79)	(0.38)	(0.39)	–	(0.39)
Class R4
6/30/2015 to 10/31/2015(c)	7.75	0.05	(0.72)	(0.67)	(0.03)	–	(0.03)
Class R5
6/30/2015 to 10/31/2015(c)	7.78	0.06	(0.72)	(0.66)	(0.04)	–	(0.04)
Class R6
6/30/2015 to 10/31/2015(c)	7.78	0.06	(0.72)	(0.66)	(0.04)	–	(0.04)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Not annualized.

(d)	Annualized.

(e)	Commenced on June 30, 2015.

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

INTERNATIONAL DIVIDEND INCOME FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:						Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses after waivers and/or reimbursements (%)		Total expenses (%)		Net investment income (%)		Net assets end of period (000)	Portfolio turnover rate (%)

Class R3
10/31/2015	$7.11	(12.03)		1.34		1.40		2.93		$12,680	76.52
10/31/2014	8.83	0.41		1.27		1.39		4.03		11,273	72.26
10/31/2013	9.18	21.30		1.27		1.42		4.11		5,200	78.39
10/31/2012	7.86	3.39		1.27		1.50		4.80		33,065	84.81
10/31/2011	7.94	(4.61)		1.26		1.59		4.80		331	100.16
Class R4
6/30/2015 to 10/31/2015(c)	7.05	(8.56	)(d)	1.12	(e)	1.15	(e)	2.02	(e)	9	76.52
Class R5
6/30/2015 to 10/31/2015(c)	7.08	(8.46	)(d)	0.87	(e)	0.90	(e)	2.28	(e)	9	76.52
Class R6
6/30/2015 to 10/31/2015(c)	7.08	(8.46	)(d)	0.80	(e)	0.80	(e)	2.34	(e)	9	76.52

PROSPECTUS – INTERNATIONAL DIVIDEND INCOME FUND

INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
10/31/2015	$16.22	$0.09	$1.36	$1.45	$(0.18)	$(0.48)	$(0.66)
10/31/2014	16.83	0.11	(0.51)	(0.40)	(0.21)	–	(0.21)
10/31/2013	13.17	0.10	3.82	3.92	(0.26)	–	(0.26)
10/31/2012	12.00	0.15	1.10	1.25	(0.08)	–	(0.08)
10/31/2011	12.87	0.10	(0.92)	(0.82)	(0.05)	–	(0.05)
Class B
10/31/2015	15.37	(0.04)	1.30	1.26	(0.04)	(0.48)	(0.52)
10/31/2014	15.96	(0.03)	(0.46)	(0.49)	(0.10)	–	(0.10)
10/31/2013	12.49	– (c)	3.63	3.63	(0.16)	–	(0.16)
10/31/2012	11.36	0.06	1.07	1.13	–	–	–
10/31/2011	12.21	0.02	(0.87)	(0.85)	–	–	–
Class C
10/31/2015	15.23	(0.04)	1.29	1.25	(0.08)	(0.48)	(0.56)
10/31/2014	15.84	(0.02)	(0.46)	(0.48)	(0.13)	–	(0.13)
10/31/2013	12.41	– (c)	3.61	3.61	(0.18)	–	(0.18)
10/31/2012	11.29	0.07	1.06	1.13	(0.01)	–	(0.01)
10/31/2011	12.14	0.02	(0.87)	(0.85)	–	–	–
Class F
10/31/2015	16.11	0.10	1.37	1.47	(0.22)	(0.48)	(0.70)
10/31/2014	16.73	0.14	(0.50)	(0.36)	(0.26)	–	(0.26)
10/31/2013	13.09	0.17	3.76	3.93	(0.29)	–	(0.29)
10/31/2012	11.94	0.18	1.09	1.27	(0.12)	–	(0.12)
10/31/2011	12.81	0.13	(0.91)	(0.78)	(0.09)	–	(0.09)
Class I
10/31/2015	16.63	0.13	1.39	1.52	(0.23)	(0.48)	(0.71)
10/31/2014	17.25	0.15	(0.51)	(0.36)	(0.26)	–	(0.26)
10/31/2013	13.49	0.15	3.91	4.06	(0.30)	–	(0.30)
10/31/2012	12.30	0.19	1.13	1.32	(0.13)	–	(0.13)
10/31/2011	13.18	0.16	(0.95)	(0.79)	(0.09)	–	(0.09)
Class P
10/31/2015	16.46	0.05	1.40	1.45	(0.16)	(0.48)	(0.64)
10/31/2014	17.08	0.07	(0.51)	(0.44)	(0.18)	–	(0.18)
10/31/2013	13.36	0.09	3.88	3.97	(0.25)	–	(0.25)
10/31/2012	12.17	0.14	1.12	1.26	(0.07)	–	(0.07)
10/31/2011	13.06	0.09	(0.94)	(0.85)	(0.04)	–	(0.04)

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Amount less than $0.01.

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

			Ratios to Average Net Assets:		Supplemental Data:
	Net asset value, end of period	Total return(b) (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets end of period (000)	Portfolio turnover rate (%)

Class A
10/31/2015	$17.01	9.36	1.33	0.51	$160,628	81.57
10/31/2014	16.22	(2.39)	1.35	0.66	117,037	80.08
10/31/2013	16.83	30.26	1.47	0.66	99,530	99.98
10/31/2012	13.17	10.59	1.52	1.20	76,139	91.18
10/31/2011	12.00	(6.39)	1.49	0.79	83,729	103.98
Class B
10/31/2015	16.11	8.51	2.07	(0.24)	2,702	81.57
10/31/2014	15.37	(3.09)	2.07	(0.16)	3,999	80.08
10/31/2013	15.96	29.39	2.12	(0.03)	6,357	99.98
10/31/2012	12.49	9.95	2.16	0.52	6,854	91.18
10/31/2011	11.36	(6.96)	2.13	0.12	9,439	103.98
Class C
10/31/2015	15.92	8.58	2.06	(0.23)	31,273	81.57
10/31/2014	15.23	(3.12)	2.06	(0.10)	21,868	80.08
10/31/2013	15.84	29.43	2.10	0.03	18,138	99.98
10/31/2012	12.41	10.00	2.14	0.59	13,953	91.18
10/31/2011	11.29	(7.00)	2.10	0.17	15,603	103.98
Class F
10/31/2015	16.88	9.52	1.18	0.61	118,963	81.57
10/31/2014	16.11	(2.21)	1.18	0.80	44,607	80.08
10/31/2013	16.73	30.63	1.22	1.13	18,046	99.98
10/31/2012	13.09	10.83	1.27	1.47	944	91.18
10/31/2011	11.94	(6.16)	1.24	1.00	934	103.98
Class I
10/31/2015	17.44	9.59	1.08	0.77	296,965	81.57
10/31/2014	16.63	(2.10)	1.08	0.87	274,583	80.08
10/31/2013	17.25	30.74	1.12	0.99	259,952	99.98
10/31/2012	13.49	10.96	1.17	1.54	195,785	91.18
10/31/2011	12.30	(6.01)	1.14	1.17	213,865	103.98
Class P
10/31/2015	17.27	9.15	1.53	0.29	595	81.57
10/31/2014	16.46	(2.60)	1.53	0.38	872	80.08
10/31/2013	17.08	30.19	1.57	0.57	1,096	99.98
10/31/2012	13.36	10.49	1.62	1.14	929	91.18
10/31/2011	12.17	(6.51)	1.59	0.69	820	103.98

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:					Distributions to shareholders from:
		Net investment income (loss)(a)		Net realized and unrealized gain (loss)		Total from investment operations	Net investment income	Net realized gain	Total distributions

Class R2
10/31/2015	$16.05	$0.02		$1.35		$1.37	$(0.13)	$(0.48)	$(0.61)
10/31/2014	16.69	0.04		(0.48)		(0.44)	(0.20)	–	(0.20)
10/31/2013	13.07	0.06		3.79		3.85	(0.23)	–	(0.23)
10/31/2012	11.90	0.11		1.11		1.22	(0.05)	–	(0.05)
10/31/2011	12.77	0.07		(0.92)		(0.85)	(0.02)	–	(0.02)
Class R3
10/31/2015	15.97	0.05		1.34		1.39	(0.15)	(0.48)	(0.63)
10/31/2014	16.57	0.07		(0.49)		(0.42)	(0.18)	–	(0.18)
10/31/2013	12.98	0.06		3.78		3.84	(0.25)	–	(0.25)
10/31/2012	11.84	0.13		1.09		1.22	(0.08)	–	(0.08)
10/31/2011	12.72	0.10		(0.92)		(0.82)	(0.06)	–	(0.06)
Class R4
6/30/2015 to 10/31/2015(d)	17.49	–	(c)	(0.48	)(e)	(0.48)	–	–	–
Class R5
6/30/2015 to 10/31/2015(d)	17.92	0.02		(0.50	)(e)	(0.48)	–	–	–
Class R6
6/30/2015 to 10/31/2015(d)	17.92	0.03		(0.50	)(e)	(0.47)	–	–	–

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Amount less than $0.01.

(d)	Commenced on June 30, 2015.

(e)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses.

(f)	Not annualized.

(g)	Annualized.

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

INTERNATIONAL OPPORTUNITIES FUND

Financial Highlights (concluded)

				Ratios to Average Net Assets:				Supplemental Data:
	Net asset value, end of period	Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets end of period (000)	Portfolio turnover rate (%)

Class R2
10/31/2015	$16.81	8.92		1.68		0.15		$935	81.57
10/31/2014	16.05	(2.69)		1.68		0.26		198	80.08
10/31/2013	16.69	29.97		1.72		0.40		201	99.98
10/31/2012	13.07	10.35		1.76		0.90		91	91.18
10/31/2011	11.90	(6.68)		1.74		0.56		95	103.98
Class R3
10/31/2015	16.73	9.11		1.56		0.29		9,161	81.57
10/31/2014	15.97	(2.63)		1.56		0.39		6,000	80.08
10/31/2013	16.57	30.14		1.62		0.45		6,133	99.98
10/31/2012	12.98	10.49		1.65		1.11		6,212	91.18
10/31/2011	11.84	(6.51)		1.60		0.74		5,097	103.98
Class R4
6/30/2015 to 10/31/2015(d)	17.01	(2.74	)(f)	1.35	(g)	0.03	(g)	10	81.57
Class R5
6/30/2015 to 10/31/2015(d)	17.44	(2.68	)(f)	1.10	(g)	0.28	(g)	10	81.57
Class R6
6/30/2015 to 10/31/2015(d)	17.45	(2.62	)(f)	0.93	(g)	0.48	(g)	13	81.57

PROSPECTUS – INTERNATIONAL OPPORTUNITIES FUND

MICRO CAP GROWTH FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of year	Investment operations:			Distributions to shareholders from:	Net asset value, end of year
		Net investment loss(a)	Net realized and unrealized gain	Total from investment operations	Net realized gain

Class A
10/31/2015	$18.56	$(0.30)	$0.42	$0.12	$(2.35)	$16.33
10/31/2014	22.57	(0.28)	2.27	1.99	(6.00)	18.56
10/31/2013	14.03	(0.29)	8.94	8.65	(0.11)	22.57
10/31/2012	15.98	(0.28)	0.79	0.51	(2.46)	14.03
10/31/2011	15.47	(0.33)	0.84	0.51	–	15.98
Class I
10/31/2015	19.67	(0.32)	0.45	0.13	(2.35)	17.45
10/31/2014	23.57	(0.29)	2.39	2.10	(6.00)	19.67
10/31/2013	14.64	(0.29)	9.33	9.04	(0.11)	23.57
10/31/2012	16.52	(0.25)	0.83	0.58	(2.46)	14.64
10/31/2011	15.96	(0.30)	0.86	0.56	–	16.52

(a)	Calculated using average shares outstanding during the year.

(b)	Total return for class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for class I assumes the reinvestment of all distributions.

PROSPECTUS – MICRO CAP GROWTH FUND

MICRO CAP GROWTH FUND

Financial Highlights (concluded)

		Ratios to Average Net Assets:		Supplemental Data:
	Total return(b) (%)	Total expenses (%)	Net investment loss (%)	Net assets, end of year (000)	Portfolio turnover rate (%)

Class A
10/31/2015	0.65	1.80	(1.64)	$13,280	202.96
10/31/2014	10.57	1.78	(1.50)	12,881	208.12
10/31/2013	62.14	1.85	(1.64)	11,220	197.69
10/31/2012	4.86	2.09	(1.92)	11,484	119.77
10/31/2011	3.30	2.07	(1.98)	15,271	120.62
Class I
10/31/2015	0.71	1.80	(1.63)	136,136	202.96
10/31/2014	10.58	1.78	(1.50)	156,657	208.12
10/31/2013	62.22	1.81	(1.60)	140,967	197.69
10/31/2012	5.10	1.84	(1.68)	89,897	119.77
10/31/2011	3.57	1.82	(1.73)	93,934	120.62

PROSPECTUS – MICRO CAP GROWTH FUND

MICRO CAP VALUE FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of year	Investment operations:			Distributions to shareholders from:
		Net investment income loss(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net investment income	Net realized gain	Total distributions

Class A
10/31/2015	$34.19	$(0.26)	$1.00	$0.74	$–	$(3.59)	$(3.59)
10/31/2014	34.74	(0.23)	3.84	3.61	–	(4.16)	(4.16)
10/31/2013	26.52	(0.10)	8.32	8.22	–	–	–
10/31/2012	22.88	(0.08)	3.72	3.64	–	–	–
10/31/2011	23.33	(0.29)	(0.16)	(0.45)	–	–	–
Class I
10/31/2015	35.34	(0.27)	1.04	0.77	–	(3.59)	(3.59)
10/31/2014	35.77	(0.26)	3.99	3.73	–	(4.16)	(4.16)
10/31/2013	27.32	(0.09)	8.56	8.47	(0.02)	–	(.02)
10/31/2012	23.50	(0.02)	3.84	3.82	–	–	–
10/31/2011	23.91	(0.24)	(0.17)	(0.41)	–	–	–

(a)	Calculated using average shares outstanding during the year.

(b)	Total return for class A does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for class I assumes the reinvestment of all distributions.

PROSPECTUS – MICRO CAP VALUE FUND

MICRO CAP VALUE FUND

Financial Highlights (concluded)

			Ratios to Average Net Assets:		Supplemental Data:
	Net asset value, end of year	Total return(b) (%)	Total expenses (%)	Net investment loss (%)	Net assets end of year (000)	Portfolio turnover rate (%)

Class A
10/31/2015	$31.34	2.79	1.79	(0.86)	$17,198	70.40
10/31/2014	34.19	11.16	1.76	(0.68)	20,028	59.95
10/31/2013	34.74	31.00	1.82	(0.34)	32,010	73.58
10/31/2012	26.52	15.91	2.05	(0.32)	30,512	34.25
10/31/2011	22.88	(1.93)	2.04	(1.17)	26,239	56.97
Class I
10/31/2015	32.52	2.81	1.79	(0.86)	153,050	70.40
10/31/2014	35.34	11.18	1.77	(0.74)	146,813	59.95
10/31/2013	35.77	31.02	1.78	(0.29)	128,093	73.58
10/31/2012	27.32	16.21	1.80	(0.09)	96,962	34.25
10/31/2011	23.50	(1.67)	1.79	(0.92)	94,796	56.97

PROSPECTUS – MICRO CAP VALUE FUND

VALUE OPPORTUNITIES FUND

Financial Highlights

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:			Distributions to shareholders from:	Net asset value, end of period
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Net realized gain

Class A
10/31/2015	$21.67	$(0.01)	$0.77	$0.76	$(2.87)	$19.56
10/31/2014	21.44	(0.03)	2.16	2.13	(1.90)	21.67
10/31/2013	15.99	– (c)	5.45	5.45	–	21.44
10/31/2012	15.16	(0.03)	0.92	0.89	(0.06)	15.99
10/31/2011	14.45	(0.05)	0.83	0.78	(0.07)	15.16
Class B
10/31/2015	20.41	(0.15)	0.73	0.58	(2.87)	18.12
10/31/2014	20.42	(0.16)	2.05	1.89	(1.90)	20.41
10/31/2013	15.32	(0.12)	5.22	5.10	–	20.42
10/31/2012	14.63	(0.12)	0.87	0.75	(0.06)	15.32
10/31/2011	14.03	(0.14)	0.81	0.67	(0.07)	14.63
Class C
10/31/2015	20.41	(0.15)	0.72	0.57	(2.87)	18.11
10/31/2014	20.42	(0.16)	2.05	1.89	(1.90)	20.41
10/31/2013	15.32	(0.12)	5.22	5.10	–	20.42
10/31/2012	14.62	(0.13)	0.89	0.76	(0.06)	15.32
10/31/2011	14.03	(0.14)	0.80	0.66	(0.07)	14.62
Class F
10/31/2015	21.92	0.02	0.78	0.80	(2.87)	19.85
10/31/2014	21.62	0.02	2.18	2.20	(1.90)	21.92
10/31/2013	16.07	0.05	5.50	5.55	–	21.62
10/31/2012	15.20	0.01	0.92	0.93	(0.06)	16.07
10/31/2011	14.45	(0.01)	0.83	0.82	(0.07)	15.20
Class I
10/31/2015	22.20	0.04	0.79	0.83	(2.87)	20.16
10/31/2014	21.85	0.05	2.20	2.25	(1.90)	22.20
10/31/2013	16.23	0.06	5.56	5.62	–	21.85
10/31/2012	15.34	0.02	0.93	0.95	(0.06)	16.23
10/31/2011	14.57	0.01	0.83	0.84	(0.07)	15.34

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Amount less than $0.01.

(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

PROSPECTUS – VALUE OPPORTUNITIES FUND

VALUE OPPORTUNITIES FUND

Financial Highlights (continued)

		Ratios to Average Net Assets:		Supplemental Data:
	Total return(b) (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets, end of period (000)	Portfolio turnover rate (%)

Class A
10/31/2015	3.67	1.17	(0.05)	$1,026,959	46.88
10/31/2014	10.72	1.26	(0.13)	1,316,790	53.81
10/31/2013	34.08	1.28	(0.01)	1,372,436	69.49	(d)
10/31/2012	5.89	1.31	(0.19)	870,567	58.84
10/31/2011	5.45	1.31	(0.29)	883,444	56.87
Class B
10/31/2015	2.93	1.92	(0.79)	11,521	46.88
10/31/2014	10.02	1.91	(0.78)	18,752	53.81
10/31/2013	33.29	1.93	(0.68)	24,911	69.49	(d)
10/31/2012	5.14	1.96	(0.83)	13,315	58.84
10/31/2011	4.83	1.96	(0.91)	15,700	56.87
Class C
10/31/2015	2.87	1.92	(0.80)	356,709	46.88
10/31/2014	10.02	1.91	(0.79)	404,787	53.81
10/31/2013	33.29	1.93	(0.66)	400,420	69.49	(d)
10/31/2012	5.21	1.96	(0.83)	248,357	58.84
10/31/2011	4.76	1.96	(0.95)	263,798	56.87
Class F
10/31/2015	3.84	1.02	0.09	557,742	46.88
10/31/2014	10.97	1.02	0.11	550,524	53.81
10/31/2013	34.54	1.03	0.26	456,370	69.49	(d)
10/31/2012	6.13	1.06	0.06	369,321	58.84
10/31/2011	5.73	1.07	(0.06)	385,086	56.87
Class I
10/31/2015	3.94	0.92	0.20	557,008	46.88
10/31/2014	11.10	0.92	0.21	647,442	53.81
10/31/2013	34.63	0.93	0.33	675,593	69.49	(d)
10/31/2012	6.21	0.97	0.15	411,546	58.84
10/31/2011	5.82	0.97	0.06	291,056	56.87

PROSPECTUS – VALUE OPPORTUNITIES FUND

VALUE OPPORTUNITIES FUND

Financial Highlights (continued)

		Per Share Operating Performance:
	Net asset value, beginning of period	Investment operations:				Distributions to shareholders from:	Net asset value, end of period
		Net investment income (loss)(a)	Net realized and unrealized gain (loss)		Total from investment operations	Net realized gain

Class P
10/31/2015	$21.51	$(0.05)	$0.77		$0.72	$(2.87)	$19.36
10/31/2014	21.32	(0.05)	2.14		2.09	(1.90)	21.51
10/31/2013	15.90	(0.07)	5.49		5.42	–	21.32
10/31/2012	15.09	(0.04)	0.91		0.87	(0.06)	15.90
10/31/2011	14.40	(0.05)	0.81		0.76	(0.07)	15.09
Class R2
10/31/2015	21.27	(0.08)	0.76		0.68	(2.87)	19.08
10/31/2014	21.13	(0.08)	2.12		2.04	(1.90)	21.27
10/31/2013	15.79	(0.04)	5.38		5.34	–	21.13
10/31/2012	15.01	(0.07)	0.91		0.84	(0.06)	15.79
10/31/2011	14.34	(0.09)	0.83		0.74	(0.07)	15.01
Class R3
10/31/2015	21.37	(0.06)	0.76		0.70	(2.87)	19.20
10/31/2014	21.20	(0.06)	2.13		2.07	(1.90)	21.37
10/31/2013	15.83	(0.03)	5.40		5.37	–	21.20
10/31/2012	15.03	(0.05)	0.91		0.86	(0.06)	15.83
10/31/2011	14.34	(0.07)	0.83		0.76	(0.07)	15.03
Class R4
6/30/2015 to 10/31/2015(e)	20.33	– (c)	(0.76	)(f)	(0.76)	–	19.57
Class R5
6/30/2015 to 10/31/2015(e)	20.93	0.01	(0.78	)(f)	(0.77)	–	20.16
Class R6
6/30/2015 to 10/31/2015(e)	20.93	0.02	(0.78	)(f)	(0.76)	–	20.17

(a)	Calculated using average shares outstanding during the period.

(b)

Total return for classes A, B and C does not consider the effects of sales loads and assumes the reinvestment of all distributions. Total return for all other classes assumes the reinvestment of all distributions.

(c)	Amount less than $0.01.

(d)	Excludes purchases and sales of securities in connection with the acquisition of Lord Abbett Small Cap Blend Fund on July 19, 2013.

(e)	Commenced on June 30, 2015.

(f)

The per share amount does not represent the net realized and unrealized gain (loss) as presented on the Statements of Operations for the period due to the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.

(g)	Not annualized.

(h)	Annualized.

PROSPECTUS – VALUE OPPORTUNITIES FUND

VALUE OPPORTUNITIES FUND

Financial Highlights (concluded)

			Ratios to Average Net Assets:				Supplemental Data:
	Total return(b) (%)		Total expenses (%)		Net investment income (loss) (%)		Net assets, end of period (000)	Portfolio turnover rate (%)

Class P
10/31/2015	3.50		1.37		(0.25)		$42,225	46.88
10/31/2014	10.58		1.36		(0.23)		49,179	53.81
10/31/2013	34.09		1.37		(0.34)		54,081	69.49	(d)
10/31/2012	5.78		1.41		(0.24)		918	58.84
10/31/2011	5.33		1.41		(0.35)		3,392	56.87
Class R2
10/31/2015	3.33		1.53		(0.40)		7,120	46.88
10/31/2014	10.42		1.52		(0.38)		10,364	53.81
10/31/2013	33.82		1.53		(0.24)		13,922	69.49	(d)
10/31/2012	5.61		1.56		(0.44)		11,056	58.84
10/31/2011	5.21		1.57		(0.58)		8,804	56.87
Class R3
10/31/2015	3.42		1.42		(0.30)		114,489	46.88
10/31/2014	10.54		1.41		(0.29)		133,353	53.81
10/31/2013	33.92		1.43		(0.17)		130,597	69.49	(d)
10/31/2012	5.74		1.46		(0.35)		86,441	58.84
10/31/2011	5.35		1.47		(0.47)		64,504	56.87
Class R4
6/30/2015 to 10/31/2015(e)	(3.74	)(g)	1.15	(h)	(0.07	)(h)	10	46.88
Class R5
6/30/2015 to 10/31/2015(e)	(3.68	)(g)	0.89	(h)	0.19	(h)	10	46.88
Class R6
6/30/2015 to 10/31/2015(e)	(3.63	)(g)	0.82	(h)	0.28	(h)	29,039	46.88

PROSPECTUS – VALUE OPPORTUNITIES FUND

APPENDIX A: UNDERLYING FUNDS OF ALPHA STRATEGY FUND

The underlying funds have their own investment objectives and policies. The underlying funds currently consist of:

U.S. Equity Funds

•	Lord Abbett Calibrated Mid Cap Value Fund (“Calibrated Mid Cap Value Fund”)

•	Lord Abbett Developing Growth Fund (“Developing Growth Fund”)

•	Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”)

•	Lord Abbett Micro Cap Growth Fund (“Micro Cap Growth Fund”)

•	Lord Abbett Micro Cap Value Fund (“Micro Cap Value Fund”)

•	Lord Abbett Small Cap Value Fund (“Small Cap Value Fund”)

•	Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)

Foreign Equity Fund

•	Lord Abbett International Opportunities Fund (“International Opportunities Fund”)

The Fund may, from time to time, make changes to the list of underlying funds in which it may invest without shareholder approval or notice.

The following is a concise description of the investment objectives, strategies, and techniques of each underlying fund in which the Fund currently may invest. No offer is made in this prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor LLC at 888-522-2388 or visit our website at www.lordabbett.com.

Calibrated Mid Cap Value Fund

Seeks total return by investing principally in mid-sized U.S. companies. Uses fundamental research and quantitative analysis to focus on undervalued mid-sized companies that have the potential for capital appreciation.

Developing Growth Fund

Seeks long-term growth by investing in U.S. small cap growth stocks. Focuses on well-run small companies that have above-average earnings growth and are gaining market share in their respective industries.

APPENDIX

A-1

Growth Opportunities Fund

Seeks long-term growth by investing in U.S. mid cap growth companies. Focuses on mid-sized companies with above-average earnings growth that are gaining market share.

International Opportunities Fund

Seeks a high level of total return by investing in small to medium sized foreign companies with improving fundamentals. Uses fundamental research and global sector research to identify potential investment opportunities.

Micro Cap Growth Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap companies that appear to have the potential for more rapid growth than the overall economy.

Micro Cap Value Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap company stocks trading at prices that do not reflect their potential worth and are therefore undervalued.

Small Cap Value Fund

Seeks long-term capital appreciation through investing in equity securities of U.S. small cap value companies. Focuses on undervalued small companies with attractive earnings prospects, proven operating experience, and seasoned management teams.

Value Opportunities Fund

Seeks long-term growth by investing in U.S. small cap and mid cap value companies that are believed to be undervalued.

APPENDIX

A-2

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Funds at:
888-522-2388.

By mail. Write to the Funds at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

More information on each Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Funds’ annual and semiannual reports contain more information about each Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on each Fund’s performance during the last fiscal year. The reports are available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION (“SAI”)

The SAI provides more details about the Funds and their policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Securities Trust
 Lord Abbett Alpha Strategy Fund
 Lord Abbett Fundamental Equity Fund
 Lord Abbett Growth Leaders Fund
 Lord Abbett International Core Equity Fund
 Lord Abbett International Dividend Income Fund
 Lord Abbett International Opportunities Fund
 Lord Abbett Micro-Cap Growth Fund
 Lord Abbett Micro-Cap Value Fund
 Lord Abbett Value Opportunities Fund

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LST-1 (06/16)

Investment Company Act File Number: 811-07538